                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission Only (as
                                                          permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMUNICATION CABLE, INC.
                (Name of Registrant as Specified in Its Charter)
                              KUHLMAN CORPORATION
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
 Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 (1) Title of each class of securities to which transaction applies:
 (2) Aggregate number of securities to which transaction applies:
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid:
 (2) Form, Schedule or Registration Statement No.:
 (3) Filing Party:
 (4) Date Filed:

                              KUHLMAN CORPORATION
                           3 Skidaway Village Square
                            Savannah, Georgia 31411
                                PROXY STATEMENT
                                                                February 1, 1996
                                  INTRODUCTION
     The enclosed blue proxy card is delivered, and proxies are solicited, by Kuhlman Corporation, a Delaware corporation ("Kuhlman"), for use at the Special Meeting of Shareholders of Communication Cable, Inc., a North Carolina corporation (the "Company"), to be held at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330 at 10:00 a.m., Eastern time, on Friday, February 16, 1996, and at any and all adjournments thereof (the "Special Meeting"), for the purposes stated in the Notice of Special Meeting of Shareholders and Proxy Statement of the Company, both dated January 17, 1996 (the "Company's Proxy Statement"). This Proxy Statement and the enclosed blue proxy card are first being mailed to the Company's shareholders on or about the date hereof.
     KUHLMAN ACQUISITION CORP. IS NOT OBLIGATED TO CONSUMMATE THE TENDER OFFER REFERRED TO HEREIN UNLESS AND UNTIL, AMONG OTHER THINGS, THE VOTING RIGHTS CONDITION DESCRIBED HEREIN IS SATISFIED. KUHLMAN IS SOLICITING PROXIES TO VOTE FOR THE VOTING RIGHTS PROPOSAL AND SATISFY THE VOTING RIGHTS CONDITION, THEREBY POSITIONING KUHLMAN ACQUISITION CORP. TO CONSUMMATE THE TENDER OFFER.
                               PROXY SOLICITATION
     The cost of solicitation of proxies will be borne by Kuhlman. Solicitation of proxies will be made by mail, personally, or by telephone, facsimile transmission or telegraph, by officers, directors and regular employees of Kuhlman. Georgeson & Company Inc. ("Georgeson") has been engaged by Kuhlman to assist in the solicitation of proxies from broker-dealers, banks and other institutional holders at a fee of $5,000, subject to increase in certain circumstances, plus out-of-pocket expenses. Georgeson may also be involved in the solicitation of proxies from individual holders of record and non-objecting beneficial owners. Brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in forwarding soliciting material to beneficial owners.
                                VOTING PROCEDURE
     According to the Company's Proxy Statement, the Board of Directors of the Company has fixed the close of business on January 16, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, and at the close of business on that day there were issued and outstanding 2,641,033 shares of common stock, par value $1.00 per share, of the Company. Shares constituting "interested shares" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act") are not entitled to vote at the Special Meeting. According to the Company's Proxy Statement, there were 389,341 "interested shares" issued and outstanding at the close of business on January 16, 1996. Only the remaining 2,251,692 shares are entitled to vote at the Special Meeting, each of which is entitled to one vote. The approval of the Voting Rights Proposal (as described below) requires the affirmative vote of the holders of at least a majority of all the outstanding shares (not including "interested shares").
     Shares entitled to vote at the Special Meeting cannot be voted at the Special Meeting unless the owner of record at the close of business on January 16, 1996 is present to vote in person or is represented by valid proxy. Utilization of the enclosed proxy card is a means by which such a shareholder may authorize the voting of his, her or its shares at the Special Meeting. All shares entitled to vote that are represented by valid proxies received by Georgeson, as tabulator of votes, prior to the time they are voted at the Special Meeting will be voted as specified by the shareholder. If the shareholder does not specify how his, her or its Shares are to be voted, then such shares will be voted FOR the Voting Rights Proposal. A proxy may be revoked by the shareholder at any time prior to the time it is voted upon delivery of written notice to Georgeson or by attending the meeting and electing to vote in person. If you have already completed, signed and delivered the Company's white proxy card, then using the enclosed blue proxy card will revoke your prior proxy.

     By signing and returning a proxy card, a shareholder also will be authorizing the proxy holder to vote in his discretion regarding any procedural matters which may come before the Special Meeting.
                             VOTING RIGHTS PROPOSAL
THE OFFER
     On November 29, 1995, Kuhlman Acquisition Corp. (the "Purchaser"), a North Carolina corporation and a wholly-owned subsidiary of Kuhlman, commenced a tender offer to purchase any and all outstanding shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock"), for $12.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in an Offer to Purchase dated November 29, 1995 (the "Offer to Purchase") and a related Letter of Transmittal (the "Letter of Transmittal"). On January 17, 1996, the Purchaser amended the Offer to Purchase with a Supplement dated that date, which Supplement increased the price offered per Share to $13 1/16, net. On January 23, 1996, the Purchaser again amended the Offer to Purchase with a Supplement dated that date, which Supplement restated the earlier Supplement and increased the price offered per Share to $14.00, net (the "Offer Price"). On February 1, 1996, the Purchaser again amended the Offer to Purchase with a Supplement dated that date, which Supplement restated the January 17, 1996 and January 23, 1996 Supplements. The Offer to Purchase, the Supplement dated February 1, 1996 to the Offer to Purchase (the "Supplement") and the Letter of Transmittal are attached hereto as Exhibits A, B and C, respectively, and collectively they constitute the "Offer." For further information about the Purchaser and Kuhlman, see Section 9 of the Offer to Purchase.
     The purpose of the Offer is to enable the Purchaser to acquire control of the Company. As soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum representation obtainable on the Company's Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer.
     The Offer is conditioned upon, among other things, (1) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares that, excluding the Shares beneficially owned by the Purchaser, constitutes at least a majority of the Common Stock outstanding on a fully diluted basis (the "Minimum Tender Condition") and (2) the Purchaser being satisfied, in its sole discretion, that the Control Act has been complied with or is invalid or otherwise inapplicable to the Offer and that all Shares then owned by the Purchaser have, and all Shares tendered for purchase pursuant to the Offer will have, upon purchase by the Purchaser, the same voting rights as all other Shares not constituting "interested shares" within the meaning of the Control Act (the "Voting Rights Condition").
     SHAREHOLDER APPROVAL OF THE VOTING RIGHTS PROPOSAL DESCRIBED BELOW WOULD SATISFY THE VOTING RIGHTS CONDITION. KUHLMAN ACQUISITION CORP. IS NOT OBLIGATED TO CONSUMMATE THE OFFER UNLESS AND UNTIL, AMONG OTHER THINGS, THE VOTING RIGHTS CONDITION IS SATISFIED.
SUBSEQUENT DEVELOPMENTS
     In its Schedule 14D-9 mailed to shareholders on or about December 13, 1995 (the "Schedule 14D-9"), the Company reported that on December 7, 1995 it received an unsolicited indication of interest from another firm, subsequently identified as Pentair, Inc. ("Pentair"), the tenor of which suggested that Pentair might be willing to acquire the Company at a stated estimate of $12.25 to $13.00 per Share. According to the Schedule 14D-9, that indication of interest was not binding and was subject to a number of conditions, including due diligence. The Company provided information to Pentair subject to a confidentiality agreement.
     On January 15, 1996, the Company and Pentair entered into a letter of intent providing for a merger of the Company into a Pentair subsidiary at a cash price of $13.00 per Share. The Company thereupon amended its Schedule 14D-9 to abandon its previously announced position of neutrality in favor of endorsing the prospective Pentair merger over the Kuhlman tender offer.
     On January 16, 1996, Kuhlman notified the Company that it would raise its bid to $13 1/16 per Share and demanded that the Company complete, file and disseminate the Company Proxy Statement and hold the Special Meeting as required by the Control Act. In the Company Proxy Statement, mailed on or about January 17, 1996, the Special Committee recommended a vote against the Voting Rights Proposal, explaining that it did not believe it to be in the best interests of shareholders to grant voting rights to Kuhlman under circumstances where rejection of Kuhlman's tender offer was recommended.
                                       2

     On January 22, 1996, the Company announced that it had signed an Agreement and Plan of Merger with Pentair and a Pentair subsidiary (the "Merger Agreement"), providing for a merger of the Company with such subsidiary at a cash price of $13.50 per Share. The Company also announced that it had granted to Pentair an option, exercisable until February 22, 1996, to purchase up to 300,000 shares of Common Stock at $13.50 per share. The Merger Agreement by its terms requires the Company to pay Pentair a termination fee of $1,000,000, plus expenses of up to $250,000, if the Company is acquired by another party and under certain other circumstances. Consummation of the merger is subject to approval by the Company's shareholders and certain other conditions. The Company has agreed to call a meeting of its shareholders to be held during the week of February 19, 1996 or as soon thereafter as may be mutually agreeable for the purpose of voting on the Merger Agreement.
     On January 23, 1996, Kuhlman amended its Offer to Purchase by increasing the price offered per Share to $14.00, net to the seller in cash.
     The Special Committee has indicated through counsel that it is reconsidering its recommendation that shareholders vote against the Voting Rights Proposal in light of Kuhlman's $14.00 bid and other information and events. As this Proxy Statement went to press, however, the Special Committee had not publicly announced any change in its recommendation. Shareholders are urged to monitor corporate announcements.
MARKET CHECKS
     ON JANUARY 5, 1996, KUHLMAN ACQUISITION CORP. ACQUIRED 315,603 SHARES FROM THE COMPANY'S PRESIDENT AND CHIEF EXECUTIVE OFFICER, JAMES R. FORE, BY EXERCISING A CALL OPTION GRANTED TO KUHLMAN ACQUISITION CORP. PERSONALLY BY MR. FORE AT AN EXERCISE PRICE OF $12.00 PER SHARE.
     THE BOARD OF DIRECTORS OF THE COMPANY HAS OBTAINED A FAIRNESS OPINION FROM INTERSTATE/JOHNSON LANE CORPORATION TO THE EFFECT THAT THE $12.00 PER SHARE PRICE INITIALLY OFFERED BY KUHLMAN IS FAIR TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW.
     According to the Company's Proxy Statement, the Board believes that any cash price above $12.00 per Share is fair to the Company's shareholders from a financial point of view. The Offer Price bid by the Purchaser is $14.00 per Share.
THE VOTING RIGHTS PROPOSAL
     The Voting Rights Proposal is articulated in the Company's Proxy Statement as follows: To grant voting rights to all of the Shares at any time acquired by or for the Purchaser, directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all Shares that may be acquired by the Purchaser pursuant to its offer to purchase any and all outstanding Shares at $12.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in its Offer, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
     The Control Act provides that an entity that acquires "control shares" of a publicly held North Carolina corporation may not vote those shares unless a majority of all the outstanding shares of the corporation (not including "interested shares") entitled to vote for the election of directors adopts a resolution to accord voting rights to the control shares. An entity acquires control shares whenever it acquires shares that would bring its voting power in the corporation to one of three thresholds: 20%, 33% or 50%. As used in the Control Act, the term "interested shares" means shares of the corporation beneficially owned by any person who has acquired or proposes to acquire control shares in a control share acquisition, by any officer of the corporation or by any employee of the corporation who is also a director of the corporation. The disinterested shareholders decide whether to accord votes to such shares at the corporation's next shareholders' meeting, unless the acquiror requests management to hold a special meeting of shareholders for such purpose and files a statement divulging certain information about itself and its intended plans. If such a meeting is requested, it must be held within 50 days of such request.
     On November 29, 1995, the Purchaser delivered an "acquiring person statement" to the Company as required by the Control Act and requested that a special meeting be called for the purpose of acting upon the Voting Rights Proposal. The Company has called the Special Meeting in response to the Purchaser's request and in compliance with the Control Act.
                                       3

RECOMMENDATION OF KUHLMAN
     Kuhlman recommends that shareholders vote FOR the Voting Rights Proposal as the only means available to satisfy the Voting Rights Condition. Kuhlman Acquisition Corp. need not consummate the Offer unless and until, among other things, the Voting Rights Condition is satisfied. Therefore, shareholders should vote FOR the Voting Rights Proposal if they want Kuhlman Acquisition Corp. to consummate the Offer.
                              OPTIONAL REDEMPTION
REDEMPTION RIGHTS
     Section 55-9A-06 of the North Carolina Business Corporation Act (the "NCBCA"), which is part of the Control Act, provides a right of redemption for the shareholders of a "covered corporation" (such as the Company) following a vote of the shareholders to accord voting rights to "control shares" acquired in a control share acquisition. The Control Act by its terms would apply to a non-exempt acquisition by the Purchaser of 20% or more of all outstanding Shares in the present circumstances and would apply, therefore, to consummation of the Offer upon satisfaction of the Minimum Tender Condition. According to the Company's Proxy Statement, the Company intends to comply with the Control Act and will therefore honor the redemption rights provided for by statute.
     If the Voting Rights Proposal is approved at the Special Meeting and the Purchaser obtains a majority of all voting power for the election of directors, then all Company shareholders (other than the Purchaser) shall have the right, as prescribed in Section 55-9A-06 of the NCBCA, to have their shares redeemed by the Company at the "fair value" of those shares as of the day prior to the date on which the Voting Rights Proposal was approved. The Control Act defines "fair value" as a value, in the present context, that is not less than the highest price paid per Share by the Purchaser pursuant to the Offer. The Offer Price is $14.00 per Share. Accordingly, the redemption price under the Control Act will be $14.00 per Share, subject to any increase in the Offer Price and assuming compliance by the shareholder with the procedure stated below for redeeming the holder's Shares.
PROCEDURE FOR REDEEMING SHARES
     The right of redemption prescribed by the Control Act will be available only to those shareholders who give the written notice required by Section 55-9A-06(b) of the NCBA, as described below.
     In particular, a shareholder will have no right of redemption under the Control Act unless the holder gives to the Company, prior to or at the Special Meeting, written notice that, if the Voting Rights Proposal is approved, the holder may ask for the redemption of the holder's Shares under the Control Act. A shareholder need not vote against the Voting Rights Proposal in order to exercise the redemption right prescribed by the Control Act.
     If the Voting Rights Proposal is approved, and if the Purchaser (by means of the Offer or otherwise) acquires control shares having a majority of all voting power for the election of Company directors, then as soon as practicable the Board of Directors of the Company shall cause a notice to be sent to all shareholders of the Company advising them of such facts and reminding them that, if they gave the written notice referred to above, they may have rights to have their Shares redeemed at the fair value of such Shares pursuant to the Control Act.
     Within 30 days after the date on which a shareholder receives such notice, the holder may make written demand on the Company for payment of the fair value of the holder's Shares. After such demand, if the shareholder has complied with the notice requirement referred to above, the Company shall redeem the holder's Shares at their fair value within 30 days after the date on which the Company received such holder's written demand for payment.
     The Company's Proxy Statement states that the written notice and written demand to be delivered by the shareholder, as explained above, may be delivered to the Company at 1378 Charleston Drive, Sanford, North Carolina 27330,
Attention: Mr. William B. Cooper, Secretary-Treasurer.
     The form and method of delivery of such written notice and written demand is in each case at the option and risk of the shareholder. If notice or demand is sent by mail, the use of registered mail with return receipt requested has been recommended by the Company.
                                       4

          SHARES OWNED BY CERTAIN SHAREHOLDERS, DIRECTORS AND OFFICERS
     The table below shows, as of January 16, 1996, the beneficial ownership of Shares by each shareholder known by the Purchaser and Kuhlman to own more than 5% of the outstanding Shares, by each director and named executive officer of the Company and by all directors and executive officers of the Company, in each case as disclosed in the Company's Proxy Statement. Except as otherwise noted, the persons named in the table below are understood to have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The address of each individual is given in the Company's Proxy Statement as c/o Communication Cable, Inc., 1378 Charleston Drive, P. O. Box 1757, Sanford, NC 27330.

NAME                                                                NUMBER OF SHARES (1)       PERCENTAGE OF CLASS
Charles L. Wellard.............................................              315,971                   11.8%
Kuhlman Acquisition Corp.......................................              315,703(2)                12.0%
  3 Skidaway Village Square
  Savannah, GA 31411
Dimensional Fund Advisors, Inc.................................              129,361                    5.0%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
John L. Bitter, Jr.............................................               29,880                      *
George J. Falconero............................................               22,878                      *
Benjamin Greene................................................               22,675                      *
William B. Cooper..............................................               24,061                      *
William C. Cullen..............................................               16,995                      *
Steve B. Payne.................................................               24,809                      *
Henry H. Lawton................................................                7,773                      *
James R. Fore..................................................                    0(2)                   0
Directors and executive officers as a group (9 persons)........              465,042                   16.5%

 * Less than one percent.
(1) Includes certain Shares that certain persons have the right to acquire upon the exercise of currently exercisable options: Charles L. Wellard, 47,475; John L. Bitter, Jr., 18,042; George J. Falconero, 21,130; Benjamin Greene, 18,042; William B. Cooper, 24,061; William C. Cullen, 16,995; Steve B. Payne, 24,809; and Henry H. Lawton, 7,773.
(2) In the first week of January 1996, Kuhlman Acquisition Corp. exercised its option under its Stock Option Agreement with James R. Fore and thereby acquired all 315,603 Shares theretofore owned by him. For additional information about the Stock Option Agreement, see the introduction and
    Section 11 of the Offer to Purchase attached hereto as Exhibit A.
                             ADDITIONAL INFORMATION
     Each of the Company and Kuhlman is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements and other documents and information with the SEC. Certain of the Company's periodic reports and other documents have been incorporated by reference in, and are included with, the Company's Proxy Statement. The Company's and Kuhlman's officers, directors and principal shareholders are also presently subject to filing requirements, as well as certain trading restrictions, imposed under the Exchange Act. Such periodic reports, proxy statements and other documents and information are available for inspection and copying at the reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained at prescribed rates from the SEC Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.
     IF YOU ARE ENTITLED TO VOTE, PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
                                       5

*****************************************************************************
                                  APPENDIX

                           COMMUNICATION CABLE, INC.
   P R O X Y
            THIS PROXY IS SOLICITED ON BEHALF OF KUHLMAN CORPORATION
      THE UNDERSIGNED UNDERSTANDS THAT APPROVAL OF THE VOTING RIGHTS PROPOSAL STATED BELOW IS A CONDITION PRECEDENT TO THE OBLIGATION OF KUHLMAN ACQUISITION CORP. TO CONSUMMATE ITS TENDER OFFER. The undersigned hereby
   (i) certifies that the undersigned is not an officer of Communication
   Cable, Inc. (the "Company"), is not an employee of the Company who is also a director of the Company and is not a person who has acquired or proposes to acquire "control shares" of the Company in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act"), (ii) appoints each of Robert S.
   Jepson, Jr., Curtis G. Anderson, Vernon J. Nagel and Richard A. Walker as Proxies, each with the power to appoint his substitute, and (iii)
   authorizes such Proxies to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on January 16, 1996 at the special meeting of shareholders to be held on February 16, 1996 or any adjournment thereof (the "Special Meeting"). The undersigned hereby revokes any earlier proxy given with respect to the Voting Rights Proposal that is inconsistent with this proxy. Delivery of this proxy to the Secretary of the Company shall constitute notice of revocation to him.
      VOTING RIGHTS PROPOSAL: To grant voting rights to all of the shares of common stock of the Company at any time acquired by or for Kuhlman Acquisition Corp., directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all shares that may be acquired by Kuhlman Acquisition Corp. pursuant to its tender offer to purchase any and all outstanding shares at $12.00 per share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
                  [ ] FOR               [ ] AGAINST              [ ] ABSTAIN
      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted "FOR" the Voting Rights Proposal.
      By signing this proxy, the signatory is granting discretionary authority to the Proxies to vote on any procedural matters which may come before the Special Meeting.
      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, then please sign in full corporate name by president or other authorized officer. If a partnership, then please sign in partnership name by authorized person.
                                              Dated:______________________, 1996
                                              __________________________________
                                              Signature
                                              __________________________________
                                              Signature if held jointly
                                              PLEASE MARK, SIGN, DATE AND
                                              RETURN THE PROXY CARD PROMPTLY
                                              USING THE ENCLOSED ENVELOPE

PLEASE READ THE FOLLOWING INSTRUCTIONS BEFORE EXECUTING YOUR VOTING INSTRUCTIONS
                           ON THE FRONT OF THIS FORM
    (Bullet) Review the Notice of Meeting and Proxy Statement and, in particular, the explanation of the Voting Rights Proposal. The shares represented hereby will be voted as indicated; if no direction is indicated, then they will be voted "FOR" the Voting Rights Proposal.
    (Bullet) VOTING ON THE PROPOSAL: You can vote on the proposal by marking an [x] in the appropriate block.
    (Bullet) If your shares are held by a broker or bank, then you must return your voting instructions for your shares to be represented at the meeting. Brokers and banks vote only as instructed to vote.
    (Bullet) Note: If the address shown for you is incorrect, then notify your broker or bank directly.
 ******************************************************************************

                                   EXHIBIT A
                               OFFER TO PURCHASE

                                                                       EXHIBIT A
                           OFFER TO PURCHASE FOR CASH
                 ANY AND ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF
                           COMMUNICATION CABLE, INC.
                                       AT
                              $12.00 NET PER SHARE
                                       BY
                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
        NEW YORK CITY TIME, ON MONDAY, JANUARY 22, 1996, UNLESS EXTENDED.
THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, WHEN ADDED TO THE SHARES BENEFICIALLY OWNED BY THE PURCHASER (INCLUDING THE SHARES SUBJECT TO THE STOCK OPTION AGREEMENT REFERRED TO HEREIN), CONSTITUTES AT LEAST 80% OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE "MINIMUM TENDER CONDITION") AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE "VOTING RIGHTS CONDITION").
                                   IMPORTANT
     Any holder of Shares desiring to tender all or any portion of such Shares should either (1) complete and sign the enclosed Letter of Transmittal or a facsimile copy thereof in accordance with the instructions in the Letter of Transmittal and mail or deliver it with such holder's stock certificates, and any other required documents to the Depositary (or tender such Shares pursuant to the procedure for book-entry transfer set forth in Section 3, if such means are available to such holder) or (2) request such holder's broker, dealer, bank or other nominee to effect the transaction for such holder. A holder whose Shares are registered in the name of a broker, dealer, bank or other nominee must contact such broker, dealer, bank or other nominee to tender such Shares.
     Any holder who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer of Shares, may tender such Shares by following the procedure for guaranteed delivery set forth in Section 3.
     Questions and requests for assistance or for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                         (212) 440-9800 (Call Collect)
November 29, 1995

TO THE SHAREHOLDERS OF
  COMMUNICATION CABLE, INC.:
     Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser") and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation ("Kuhlman"), hereby offers to purchase any and all outstanding shares (the "Shares") of common stock, par value $1.00 per share (the "Common Stock"), of Communication Cable, Inc., a North Carolina corporation (the "Company"), at $12.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and in the related Letter of Transmittal (which together constitute the "Offer"). The holders of Shares are referred to herein as "Shareholders" or "holders." Tendering Shareholders will not be obligated to pay brokerage commissions, fees or, except as otherwise provided in the Letter of Transmittal, transfer taxes with respect to the purchase of Shares by the Purchaser pursuant to the Offer. The Purchaser will pay all charges and expenses of Harris Trust Company of New York, as Depositary, and of Georgeson & Company Inc., as Information Agent, in connection with the Offer.
     The purpose of the Offer is to enable the Purchaser to acquire control of the Company. As soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum representation obtainable on the Company's Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer. It is possible that the Purchaser ultimately will acquire the entire equity interest in the Company, although the Purchaser has not yet determined whether or how to pursue that end other than by offering to purchase any and all Shares in the Offer. For a discussion of different scenarios in which the Company might become a party to a merger, see Section 12 of this Offer to Purchase.
     THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, WHEN ADDED TO THE SHARES BENEFICIALLY OWNED BY THE PURCHASER (INCLUDING THE SHARES SUBJECT TO THE STOCK OPTION AGREEMENT REFERRED TO HEREIN), CONSTITUTES AT LEAST 80% OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE MINIMUM TENDER CONDITION) AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE VOTING RIGHTS CONDITION). SEE SECTION 15.
     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES FOR ANY MEETING OF THE COMPANY'S SHAREHOLDERS. ANY SUCH SOLICITATION BY KUHLMAN OR THE PURCHASER WILL BE MADE ONLY PURSUANT TO SEPARATE PROXY MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT").
     The Offer will expire at 12:00 midnight, New York City time, on Monday, January 22, 1996, unless extended.
     On November 20, 1995, the Purchaser and Kuhlman entered into a Stock Option Agreement (the "Stock Option Agreement") with James R. Fore, the Company's President and Chief Executive Officer, who is referred to herein as the "Selling Stockholder." The Stock Option Agreement covers all Shares owned by the Selling Stockholder at any time until January 15, 1996, subject to extension in certain circumstances (the "Selling Stockholder's Shares"). At the date of the Stock Option Agreement, the Selling Stockholder represented and warranted to the Purchaser that he owned 268,128 Shares, as well as presently exercisable options to purchase an additional 47,475 Shares. The Selling Stockholder is obligated to exercise "in-the-money" options, subject to extension in certain circumstances, upon the written request of the Purchaser following an exercise of either of the Put Option or the Call Option referred to below. On the assumption that all of the Selling Stockholder's options are in-the-money, at the date of the Stock Option Agreement the Selling Stockholder's Shares consisted of 315,603 Shares. Pursuant to the Stock Option Agreement: (1) the Selling Stockholder has an option (the "Put Option") to sell all of the Selling Stockholder's Shares to the Purchaser at any time and from time to time until the close of business on January 15, 1996, subject to extension in certain circumstances, at a purchase price of $12.00 per share (the "Exercise Price"); and (2) the Purchaser has an option (the "Call Option") to purchase all of the Selling Stockholder's Shares from the Selling Stockholder at any time and from time to time after December 31, 1995 until the close of business on January 15, 1996, subject to extension in certain circumstances, at the Exercise Price. See Section 11 for further information relating to the Stock Option Agreement, including the circumstances under which the terms of the Put Option and Call Option may be extended.
     According to the Company's Quarterly Report on Form 10-Q for its quarterly period ended July 31, 1995 (the "Company's 10-Q"), on July 31, 1995 there were issued and outstanding 2,574,005 Shares. According to the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1994 (the "Company's 1994 10-K"), on October 31, 1994 there were issued and outstanding options to purchase 240,567 Shares, all of which were then exercisable. Consequently, if the
                                       2

Purchaser acquires 315,603 Shares pursuant to the Stock Option Agreement, then, including 100 Shares purchased by the Purchaser in the open market on November 27, 1995, the Purchaser will own approximately 12.0% of the 2,621,480 Shares assumed to be outstanding (without giving effect to the exercise of any of the options to purchase 193,092 other Shares assumed to be outstanding and exercisable) and 11.2% of the 2,814,572 Shares assumed to be outstanding (giving effect to the exercise of the options to purchase all 193,092 other Shares assumed to be outstanding and exercisable). Assuming that no Shares were issued after July 31, 1995 and that no options were granted or became exercisable after October 31, 1994, the Minimum Tender Condition would be satisfied if an aggregate of 1,935,955 Shares (other than the Shares subject to the Stock Option Agreement and the 100 Shares purchased by the Purchaser on November 27, 1995) were validly tendered by the Expiration Date and not withdrawn. The actual number of Shares that constitutes the Minimum Tender Condition will depend on the Company's capital accounts as they exist when the Offer is consummated.
     THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.
     1. TERMS OF THE OFFER; NUMBER OF SHARES. Upon the terms and subject to the conditions of the Offer, the Purchaser will accept for payment and purchase any and all Shares that are validly tendered and not properly withdrawn on or prior to the Expiration Date (as hereinafter defined). The term "Expiration Date" shall mean 12:00 Midnight, New York City time, on Monday, January 22, 1996, unless the Purchaser, in its sole discretion, shall have extended the period of time for which the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Purchaser, shall expire.
     The Purchaser expressly reserves the right, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary. During any such extension, all Shares previously tendered and not accepted for payment or withdrawn will remain subject to the Offer and may be accepted for payment by the Purchaser.
     If the Purchaser decreases the percentage of Shares being sought or increases or decreases the consideration to be paid for Shares pursuant to the Offer, and if the Offer is scheduled to expire at any time before the expiration of a period of 10 business days from and including the date that notice of such increase or decrease is first published, sent or given in the manner specified below, then the Offer will be extended until the expiration of such period of 10 business days. If the Purchaser makes a material change in the terms of the Offer (other than a change in price or percentage of Shares sought) or in the information concerning the Offer, or waives a material condition of the Offer, then the Purchaser will extend the Offer, if required by applicable law, for a period sufficient to allow Shareholders to consider the amended terms of the Offer. For purposes of the Offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 A.M. through 12:00 Midnight, New York City time.
     The Purchaser also reserves the right (i) upon the occurrence of any of the conditions specified in Section 15 (including, without limitation, the Minimum Tender Condition), to delay (except as otherwise required by applicable law) acceptance for payment of or payment for Shares, or to terminate the Offer and not accept for payment or pay for Shares, or (ii) at any time or from time to time to amend the Offer in any respect or to waive or modify the Minimum Tender Condition or any other condition of the Offer (subject, in any case, to any applicable requirement that the Offer be extended for a period sufficient to allow Shareholders to consider such amendment, waiver or modification). The reservation by the Purchaser of the right to delay acceptance for payment of or payment for Shares is subject to the provisions of applicable law which require that the Purchaser pay the consideration offered or return the Shares deposited as promptly as practicable after termination or withdrawal of the Offer.
     Any such extension, delay, termination or amendment will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be made no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Purchaser may choose to make any such public announcement, the Purchaser shall have no obligation (except as otherwise required by applicable law) to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.
     A request is being made to the Company for the use of its stockholder lists and security position listings for the purpose of disseminating the Offer to Shareholders. This Offer to Purchase and the related Letter of Transmittal will be mailed by the Purchaser to record holders of Shares on the date hereof and will be furnished to brokers, dealers, banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the stockholder list or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Shares.
                                       3

     2. ACCEPTANCE FOR PAYMENT AND PAYMENT FOR SHARES. Upon the terms and subject to the conditions of the Offer, the Purchaser will accept for payment, and will pay for Shares validly tendered and not properly withdrawn (including during any extension of the Offer, if the Offer is extended, subject to the terms of such extension), as soon as practicable after the later of (i) the Expiration Date and (ii) the satisfaction or waiver of the conditions set forth in Section 15.
     For purposes of the Offer, the Purchaser shall be deemed to have accepted for payment (and thereby purchased) tendered Shares if, as and when the Purchaser gives oral or written notice to the Depositary, as agent for tendering Shareholders, of its acceptance for payment of such Shares pursuant to the Offer. Payment for Shares purchased pursuant to the Offer will be made by deposit of the purchase price with the Depositary, which will then transmit payments to tendering Shareholders. Under no circumstances will interest on the purchase price for Shares be paid by the Purchaser, regardless of any delay in transmitting such payments. If the Purchaser increases the consideration to be paid for Shares pursuant to the Offer, then the Purchaser will pay such increased consideration for all Shares purchased pursuant to the Offer. If any tendered Shares are not purchased pursuant to the Offer for any reason, or if certificates are submitted for more Shares than are tendered, then certificates for such unpurchased Shares will be returned, without expense to the tendering Shareholder (or, in the case of Shares delivered by book-entry transfer within a Book-Entry Transfer Facility as described in Section 3 below, such Shares will be credited to an account maintained within such Book-Entry Transfer Facility), without expense to the tendering Shareholder, as promptly as practicable following the expiration or termination of the Offer. Delivery of documents to a Book-Entry Transfer Facility in accordance with Book-Entry Transfer Facility procedures does not constitute delivery to the Depositary.
     If the Purchaser extends the Offer, is delayed in its acceptance for payment of, or payment for, Shares or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Purchaser's rights under this Offer to Purchase, the Depositary may, nevertheless, on behalf of the Purchaser and subject to Rule 14e-1 under the Exchange Act, retain tendered Shares, and such Shares may not be withdrawn, except to the extent tendering holders are entitled to, and duly exercise, withdrawal rights as described in Section 4.
     The Purchaser reserves the right to transfer or assign to one or more of its affiliates or direct or indirect subsidiaries the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment by the Purchaser will not relieve it of its obligations under the Offer and will not prejudice the rights of tendering Shareholders to receive payment for Shares properly tendered and accepted for payment pursuant to the Offer.
     3. PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES. For a Shareholder validly to tender Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents must be received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase, and either the certificates for such Shares must be delivered to the Depositary or pursuant to the procedure for book-entry transfer set forth below (and a confirmation of receipt of such tendered Shares received by the Depositary), in each case prior to the Expiration Date, or else the Shareholder must comply with the guaranteed delivery procedure set forth below.
     Within two business days after the date of this Offer to Purchase, the Depositary will establish an account with respect to the Shares at The Depository Trust Company, the Midwest Securities Trust Company and the Philadelphia Depository Trust Company (individually, a "Book-Entry Transfer Facility," and, collectively, the "Book-Entry Transfer Facilities"). Any financial institution that is a participant in a Book-Entry Transfer Facility system may make book-entry delivery of Shares by causing a Book-Entry Transfer Facility to transfer such Shares into the Depositary's account in accordance with such Book-Entry Transfer Facility procedure for such transfer. Although delivery of Shares may be effected through book entry at such Book-Entry Transfer Facility, the Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents must, in any case, be received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase by the Expiration Date, or else the Shareholder must comply with the guaranteed delivery procedure set forth below.
     Except as otherwise provided below, all signatures on a Letter of Transmittal must be guaranteed by an eligible institution in a recognized Medallion Guarantee Program (an "Eligible Institution"). An Eligible Institution means a firm or any other entity identified in Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association. A verification by a notary public is not acceptable. Signatures on a Letter of Transmittal need not be guaranteed if the Letter of Transmittal is signed by the registered holder(s) of the Share certificates submitted therewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special
                                       4

Delivery Instructions" on the Letter of Transmittal. See Instruction 1 of the Letter of Transmittal. If the certificate(s) are registered in the name of a person other than the signer of the Letter of Transmittal, or if payment is to be made or unpurchased Shares are to be issued to a person other than the registered owner, then the certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate(s), with the signature(s) on the certificate(s) or power(s) of attorney guaranteed as aforesaid. See Instruction 5 of the Letter of Transmittal.
     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF SENT BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
     IN ORDER TO PREVENT BACKUP FEDERAL INCOME TAX WITHHOLDING AT A 31% RATE ON PAYMENTS MADE TO CERTAIN SHAREHOLDERS WITH RESPECT TO THE PURCHASE PRICE OF SHARES PURCHASED PURSUANT TO THE OFFER, EACH SUCH SHAREHOLDER MUST, UNLESS AN EXEMPTION APPLIES, PROVIDE THE DEPOSITARY WITH SUCH HOLDER'S CORRECT TAXPAYER IDENTIFICATION NUMBER AND CERTIFY THAT SUCH HOLDER IS NOT SUBJECT TO BACKUP FEDERAL INCOME TAX WITHHOLDING BY COMPLETING THE SUBSTITUTE FORM W-9 INCLUDED WITH THE LETTER OF TRANSMITTAL.
     If a Shareholder desires to tender Shares pursuant to the Offer and such Shareholder's certificates for Shares are not immediately available or time will not permit such Shareholder to deliver such certificates and any other required documents to the Depositary prior to the Expiration Date, then such Shares may nevertheless be tendered provided that all of the following conditions are satisfied:
     (a) such tender is made by or through an Eligible Institution;
     (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, is received by the Depositary (as provided below) by the Expiration Date; and
     (c) the certificates for such Shares in proper form for transfer (or confirmation of book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, are received by the Depositary within three National Association of Securities Dealers, Inc. ("NASD") Automated Quotation ("NASDAQ") National Market System trading days after the date of execution of such Notice of Guaranteed Delivery.
The Notice of Guaranteed Delivery may be delivered by hand, or may be transmitted by telegram, telex, facsimile transmission or mail, to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice.
     Payment for Shares purchased pursuant to the Offer will in all cases be made only after timely receipt by the Depositary of certificates therefor (or timely confirmation of a book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility as described above), a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents.
     By executing a Letter of Transmittal as set forth above, a tendering Shareholder irrevocably appoints designees of the Purchaser as such Shareholder's proxies, in the manner set forth in the Letter of Transmittal, each with full power of substitution, to the full extent of such Shareholder's rights with respect to the Shares tendered by such Shareholder and accepted for payment by the Purchaser (and any and all other Shares and other securities issued or issuable in respect of such Shares on or after November 29, 1995 (the "Offer Commencement Date")), effective when the Purchaser accepts such Shares for payment. All such proxies shall be considered coupled with an interest in the tendered Shares. Such appointment is effective only upon the acceptance for payment of such Shares by the Purchaser. Accordingly, a tendering Shareholder will retain the voting rights (and other rights) associated with such holder's Shares upon tendering such Shares in response to this Offer and at all times thereafter unless and until such Shares are accepted for payment. Upon acceptance for payment, all prior proxies given by such Shareholder with respect to such purchased Shares and other securities will be, without further action, revoked, and no subsequent proxies may be given. Such designees will, with respect to such Shares or other securities, be empowered to exercise all voting and other rights of such Shareholder as they in their discretion may deem proper in respect of any annual, special or adjourned meeting of the Company's stockholders, or otherwise.
     All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, whose determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser
                                       5
also reserves the absolute right to waive the Minimum Tender Condition or any other condition of the Offer or any defect or irregularity in any tender of Shares.
     The Purchaser, the Depositary and the Information Agent shall be under no duty to give notification of any defects or irregularities in tenders and shall incur no liability for failure to give any such notification. The Purchaser's acceptance for payment of Shares tendered pursuant to any one of the procedures set forth above will constitute a binding agreement between the tendering Shareholder and the Purchaser upon the terms and subject to the conditions of the Offer.
     4. WITHDRAWAL RIGHTS. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that Shares may be withdrawn after January 27, 1996 unless theretofore accepted for payment as provided in this Offer to Purchase. If the Purchaser extends the period of time during which the Offer is open, is delayed in accepting for payment or paying for Shares, or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Purchaser's rights under the Offer, the Depositary may, on behalf of the Purchaser, retain all Shares tendered, and such Shares may not be withdrawn except as otherwise provided in this Section 4.
     For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase. Any such notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn, the number of Shares to be withdrawn and the name of the registered holder(s) of the certificates evidencing such Shares if different from that of the person tendering such Shares. If certificates for Shares to be withdrawn have been delivered to the Depositary, then, prior to the release of such certificates, the tendering Shareholder must also submit the serial numbers shown on the particular certificates evidencing such Shares and the signature on such holder's notice of withdrawal must be guaranteed by an Eligible Institution, unless the Shares to be withdrawn were tendered for the account of an Eligible Institution. If Shares have been delivered pursuant to the procedure for book-entry transfer as set forth in Section 3, then the notice of withdrawal must specify the name and number of the account at the applicable Book-Entry Transfer Facility to be credited with the withdrawn Shares. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Purchaser, in its sole discretion, whose determination shall be final and binding. Withdrawals may not be revoked, and any Shares properly withdrawn will be deemed not validly tendered for purposes of the Offer. Properly withdrawn Shares may be retendered, however, by following any of the procedures described in Section 3 at any subsequent time prior to the Expiration Date.
     5. CERTAIN TAX CONSEQUENCES. The receipt by non-dissenting Shareholders of cash in exchange for Shares pursuant to the Offer will be treated as a taxable sale for federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign and other tax laws.
     In general, for federal income tax purposes, such a holder will recognize gain or loss upon such sale equal to the difference between such holder's adjusted tax basis in the Shares sold in the Offer and the amount of cash to be received in exchange therefor. Gain or loss will be calculated separately for each block of Shares tendered and accepted for payment pursuant to the Offer. Such gain or loss generally will be capital gain or loss for federal income tax purposes if the Shares were capital assets in the hands of the Shareholder. Such capital gain or loss will be long-term capital gain or loss with respect to Shares held more than 12 months.
     The foregoing discussion may not apply to Shareholders who acquired their Shares pursuant to compensation arrangements with the Company or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended.
     In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Shares pursuant to the Offer, a Shareholder must, unless an exemption applies, provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included in the Letter of Transmittal and certify, under penalties of perjury, that such number is correct. If the correct TIN is not provided, then a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 31%. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, then a refund may be obtained from the Internal Revenue Service.
     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX
                                       6

CONSEQUENCES TO SUCH HOLDER OF THE OFFER, INCLUDING THE EFFECTS OF APPLICABLE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.
     6. MARKET FOR COMMON STOCK; DIVIDENDS. The Common Stock is traded on the NASDAQ National Market System under the symbol "CABL." The following table sets forth, for the periods indicated, the high and low closing sale prices per share of Common Stock, as reported by NASDAQ, according to the Company's Annual Reports on Form 10-K for the fiscal year ended October 31, 1994 (the "Company's 1994 10-K") and published financial sources.

                                                                                           HIGH            LOW
Fiscal Year Ended October 31, 1993:
  First Quarter......................................................................   $    13 1/4    $         7
  Second Quarter.....................................................................            13             11
  Third Quarter......................................................................        17 1/2             10
  Fourth Quarter.....................................................................        15 1/4         11 1/4
Fiscal Year Ended October 31, 1994:
  First Quarter......................................................................   $    13 1/4    $    10 1/4
  Second Quarter.....................................................................            13         10 1/4
  Third Quarter......................................................................        14 1/4              8
  Fourth Quarter.....................................................................            15             13
Fiscal Year Ended October 31, 1995:
  First Quarter......................................................................   $        14    $     7 1/2
  Second Quarter.....................................................................             8          7 1/2
  Third Quarter......................................................................            11              7
  Fourth Quarter.....................................................................        10 1/2              9
Fiscal Year Ended October 31, 1996:
  First Quarter (through November 28, 1995)..........................................   $     9 1/2    $     8 1/2

     On November 28, 1995, the last full day of trading prior to the Offer Commencement Date, the last sale price for the Common Stock, as reported by NASDAQ, was $9.00 per Share. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE COMMON STOCK.
     According to the Company's 1994 10-K and published financial sources, the Company has paid no cash dividends on its Common Stock.
     According to the Company, its outstanding options to purchase Shares were issued pursuant to an Incentive Stock Option Plan, a Directors Stock Option Plan and a 1995 Outside Directors Stock Option Plan (collectively, the "Option Plans"). The Option Plans impose severe restraints on the transferability of options outstanding under the Option Plans (the "Outstanding Options"). There is no trading market for the Outstanding Options.
     7. EFFECT OF THE OFFER ON MARKET FOR THE SHARES; EXCHANGE ACT REGISTRATION. The purchase of Shares pursuant to the Offer will reduce the number of Shares that might otherwise trade publicly and may reduce the number of holders of Shares, which could adversely affect the liquidity and market value of the remaining Shares held by the public. According to the Company's 1994 10-K, on October 31, 1994 there were 2,494,839 Shares outstanding and approximately 1,300 record holders of Shares. Depending upon the number of Shares purchased pursuant to the Offer, the Common Stock may no longer meet the standards for continued inclusion in the NASDAQ National Market System. If trading volume were lower than such standards, then quotations might continue to be published in the "additional list" or in one of the "local lists," or such quotations might not be published at all. If the number of Shareholders fell below 300, then NASDAQ might cease to provide quotations, but quotations might still be available from other sources. The Purchaser cannot predict the extent of the public market for the Shares or the availability of quotations after the Offer, which will depend upon the number of holders of the Shares remaining at such time, the interest in maintaining any market in the Shares on the part of securities firms, whether or not the Shares are "margin securities"' for purposes of the margin regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), possible termination of registration of the Common Stock under the Exchange Act, as described below, and other factors.
     The Shares are currently "margin securities" under the regulations of the Federal Reserve Board, which has the effect, among other things, of allowing brokers to extend credit on such Shares as collateral. Depending on factors similar to those described above, following the Offer the Shares might no longer constitute "margin securities" for the purposes of the Federal Reserve Board's margin regulations, in which case they could no longer be used as collateral for loans made by brokers.
                                       7

     The Common Stock is currently registered under the Exchange Act. Such registration may be terminated upon application of the Company to the Securities and Exchange Commission (the "Commission") if the outstanding Shares are neither listed on a national securities exchange nor held by 300 or more holders of record. The Purchaser and Kuhlman intend to seek to cause the Company to apply for termination of Exchange Act registration of the Common Stock as soon after consummation of the Offer as the requirements for termination are met and to take all permitted actions to make the Company eligible for such termination. Immediately upon the filing of an application to terminate registration of the Common Stock, the Company's obligations to file periodic reports with the Commission would be suspended. If registration of the Common Stock were terminated, then the Company no longer would be required to file such reports, and certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), the requirement of furnishing a proxy statement or information statement pursuant to Sections 14(a) and 14(c) in connection with shareholders' meetings or written consents and the related requirement of furnishing an annual report to shareholders, and the requirements of Rule 13e-3 under the Exchange Act with respect to "going private" transactions, no longer would apply to the Company. Furthermore, "affiliates" of the Company and persons holding "restricted securities" of the Company might be deprived of the ability to dispose of such securities pursuant to Rule 144 under the Securities Act of 1933, as amended. If registration of the Shares under the Exchange Act were terminated, then the Shares no longer would be "margin securities" or be eligible for NASDAQ reporting.
     8. CERTAIN INFORMATION CONCERNING THE COMPANY. The Company is a North Carolina corporation with its principal executive offices located at 1378 Charleston Drive, Sanford, North Carolina 27331. Its telephone number at that address is (919) 775-7775.
     This paragraph contains certain information about the Company's business as derived from the Company's 1994 10-K. The Company engineers, designs and manufactures electronic wire and cable which are marketed to original equipment manufacturers and, through local distributors, to a variety of end users. The Company manufactures coaxial, multi-conductor and ribbon cable which are used for data, voice and video communications by the computer and data processing industries, the medical and industrial electronics industries, the U.S. Government and U.S. Government agencies and for satellite and other telecommunications applications. The Company is an approved cable source to a number of leading industrial companies which have performed extensive tests and procedures in evaluating the Company's products to qualify them for purchase. While most of the Company's product line conforms to standard specifications, the Company also emphasizes the production of re-engineered and modified standard cable and custom cable. The Company began significant production in 1986 and currently operates plants in Siler City, Hayesville and Sanford, North Carolina, and in Texarkana, Arkansas.
     Set forth below is certain selected financial information for the Company for the fiscal years ended October 31, 1992, 1993 and 1994 and the nine months ended July 31, 1994 and 1995, as derived from the Company's 1994 10-K and the Company's 10-Q. More comprehensive financial information is included in such reports and in the other documents filed by the Company with the Commission. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and related notes contained therein. Such reports and other documents may be examined and copies may be obtained from the offices of the Commission in the manner set forth below.
                                       8

                            COMMUNICATION CABLE INC.
                         SELECTED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                           NINE MONTHS ENDED
                                                                             YEAR ENDED OCTOBER 31,             JULY 31,
                                                                           1992       1993       1994       1994       1995
                                                                                                              (UNAUDITED)
Income Statement Information:
  Net Sales............................................................   $40,559    $47,662    $52,376    $37,819    $41,459
  Net Income...........................................................     1,033      1,737      1,521      1,411      1,120
  Net Income Per Share.................................................       .41        .68        .59        .53        .43

                                                                                 AT OCTOBER 31,                   AT JULY 31,
                                                                           1992       1993       1994                1995
                                                                                                                  (UNAUDITED)
Balance Sheet Information:
  Working Capital......................................................   $12,098    $13,362    $14,301             $15,811
  Total Assets.........................................................    24,950     26,234     27,899              28,654
  Long-Term Debt.......................................................     5,340      4,987      4,592               4,287
  Stockholders' Equity.................................................    14,612     16,384     18,017              19,173

     The Company is subject to the disclosure requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and should also be available for inspection and copying at the regional offices of the Commission in Chicago (Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661) and New York (Seven World Trade Center, 13th Floor, New York, New York 10048). Copies of such material can also be obtained from the Public Reference Section of the Commission in Washington, D.C. (450 Fifth Street, N.W., Washington, D.C. 20549), at prescribed rates.
     Except as otherwise set forth herein, the information concerning the Company contained in this Offer to Purchase has been taken from or is based upon reports and other documents on file with the Commission or otherwise publicly available. Although the Purchaser has no knowledge that would indicate that any statements contained herein based on such documents and records are untrue, it cannot take responsibility for the accuracy or completeness of the information contained in such reports and other documents or for any failure by the Company to disclose events that may have occurred or may affect the significance or accuracy of any such information but are unknown to the Purchaser.
     9. CERTAIN INFORMATION CONCERNING THE PURCHASER AND KUHLMAN. The Purchaser was incorporated in North Carolina on July 27, 1994 for the purpose of acquiring the Company and has not conducted any other business to date.
     All of the outstanding capital stock of the Purchaser is owned by Kuhlman, a Delaware corporation whose predecessor was founded in 1894. Kuhlman is a holding company with two core business segments, "Electrical Products" and "Industrial Products." In its Electrical Products segment it manufactures and markets products such as electrical and electronic wire and cable products, as well as distribution, power and instrument transformers. In its Industrial Products segment it manufactures and markets products such as turbochargers, engine cooling fans, fan drives and crankshaft vibration dampers used in enhancing the efficiency of diesel and gasoline engines, as well as spring products and metal stampings for automotive and non-automotive applications.
     The principal offices of the Purchaser and of Kuhlman are located at 3 Skidaway Village Square, Savannah, Georgia 31411. The telephone number for each of them at that address is (912) 598-7809.
     The name, citizenship, business address, present principal occupation or employment and five-year employment history of each executive officer and director of the Purchaser and Kuhlman are set forth in Annexes A and B hereto, respectively.
     Kuhlman is subject to the disclosure requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other
                                       9
matters. Such reports, proxy statements and other information are available for inspection and copying at prescribed rates at the offices of the Commission as set forth in Section 8.
     Set forth below is certain selected consolidated financial information for Kuhlman excerpted or derived from its Current Report on Form 8-K dated July 21, 1995 (the "Kuhlman 8-K") and its Quarterly Report on Form 10-Q for its quarterly period ended September 30, 1995 (the "Kuhlman 10-Q"). More comprehensive financial information is included in the Kuhlman 8-K and the Kuhlman 10-Q and in other documents filed with the Commission, and the following data is qualified in its entirety by reference to such reports and other documents and to all of the financial information and related notes contained therein or incorporated therein by reference.
                              KUHLMAN CORPORATION
                  SELECTED CONSOLIDATED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                         NINE MONTHS ENDED
                                                                        YEAR ENDED DECEMBER 31,            SEPTEMBER 30,
                                                                      1992        1993        1994        1994        1995
                                                                                                            (UNAUDITED)
Income Statement Information:
  Net Sales......................................................   $231,426    $242,221    $396,117    $297,033    $318,301
  Net Income (Loss)..............................................     (5,247)        310       9,970       8,966       4,355
  Net Income (Loss) per share....................................      (0.42)       0.02        0.73        0.66        0.33
Balance Sheet Information:
  (at end of period)
  Working Capital................................................   $ 54,845    $ 63,397    $ 49,501    $ 49,501    $ 48,736
  Total Assets...................................................    155,530     242,921     229,185     229,185     237,001
  Long-Term Debt.................................................     38,469      97,824      76,895      76,895      76,336
  Stockholders' Equity...........................................     64,842      64,187      73,216      73,216      74,012

     Except for 100 Shares purchased by the Purchaser in the open market on November 27, 1995 at a price of $9.00 per Share, and except as described in
Section 11, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, beneficially owns or has a right to acquire any of the Shares; with the same exceptions, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has effected any transaction in the Shares during the past 60 days. Except as set forth in
Section 11, neither the Purchaser or Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has any contract, arrangement, understanding or relationship with any other person with respect to any securities of the Company, including, but not limited to, the transfer or voting thereof, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as described in Section 11 and except for purchases of wire and cable by a Kuhlman subsidiary from the Company aggregating approximately $1,426,084, $2,542,581 and $2,029,624 in the Company's fiscal years ended October 31, 1993, 1994 and 1995, respectively, and approximately $30,583 in its current fiscal year to date, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has since November 1, 1992 had any business relationship or transaction with the Company or any of its executive officers, directors or affiliates such as would require reporting under the rules of the Commission. Except as described in Sections 10, 11 and 12, since November 1, 1992 there have been no contacts, negotiations or transactions between, on the one hand, the Purchaser or Kuhlman or any of the persons listed in Annexes A and B hereto, and, on the other hand, the Company or any of its affiliates, in any such case concerning: a merger, consolidation or acquisition; a tender offer or other acquisition of securities; an election of directors; or a sale or other transfer of a material amount of assets.
     10. BACKGROUND OF THE OFFER; CONTACTS WITH THE COMPANY. In February 1994, as part of its strategy to search for acquisitions that could further strengthen and diversify Kuhlman, Kuhlman identified the Company as an opportunity for a business combination that would allow Kuhlman to expand and enhance its presence in the wire and cable industry.
     In March 1994, the Company was asked whether it would be interested in expanding its relationship with Kuhlman. The Company had been a supplier of certain wire and cable products to one of Kuhlman's indirect subsidiaries (Coleman Cable
                                       10

Systems, Inc.) for several years. The Company's Chief Executive Officer advised that the Company would consider a business combination. In April 1994, there were separate discussions with a director and with the Chief Executive Officer of the Company regarding a possible combination of the Company with Kuhlman.
     At the regularly scheduled annual meeting of the Kuhlman Board of Directors in April 1994, the possible combination of the Company and Kuhlman was discussed and favorably received. Following this meeting, the Chief Executive Officer of Kuhlman contacted the Chief Executive Officer of the Company to further discuss a possible combination and to arrange for a meeting. In May 1994, senior executives of Kuhlman met with senior officers of the Company at one of the Company's plants. Following that plant visit, the Chief Executive Officers of both Kuhlman and the Company had further discussions regarding the possible form of a business combination of Kuhlman and the Company. The Chief Executive Officer of the Company requested, and later received, in the beginning of June 1994, information on Kuhlman and a possible combination, which he distributed to members of the Company's Board of Directors.
     Later in June 1994, the Chief Executive Officers of Kuhlman and the Company decided that a presentation by Kuhlman's Chief Executive Officer to the Company Board of Directors would be appropriate, and such a presentation was scheduled for later in June 1994. Prior to this proposed presentation, the Chief Executive Officer of Kuhlman communicated with the members of the Kuhlman Board of Directors regarding details of a possible combination of Kuhlman and the Company and, with the support of the Kuhlman Board of Directors, proceeded with further discussions with the Company. On June 24, 1994, the Chief Executive Officer of Kuhlman, accompanied by senior executives of Kuhlman, made a presentation to the Company Board of Directors and provided a draft of a letter of intent with respect to a possible combination.
     Following the meeting on June 24, 1994, further discussions occurred between Kuhlman and Company senior executives, as well as between Kuhlman's senior executives and representatives of the Company's financial advisor, regarding additional information requested by the Company to evaluate a possible combination. Both parties conducted due diligence on each other, directly and through their agents, attorneys and accountants.
     On July 7, 1994, the Company's Chief Executive Officer advised Kuhlman's Chief Executive Officer that the Company Board of Directors had reviewed the possibility of a combination with Kuhlman and was generally positive about such a possible combination as well as about discussing, negotiating and executing a letter of intent as soon as it could obtain additional information regarding Kuhlman. The Chief Executive Officer of Kuhlman communicated the status of the possible transaction to the Kuhlman Board of Directors. On July 14, 1994, a meeting was held between Kuhlman's senior executives and the Company's senior executives, as well as representatives of the Company's financial advisor, at which time additional information concerning the two companies was exchanged between Kuhlman and the Company.
     Having previously considered the various corporate materials and financial information concerning Kuhlman, the Company Board of Directors, on July 17, 1994, appointed a Special Committee of the Company Board of Directors (the "Company Special Committee") to consider the proposed letter of intent with Kuhlman.
     On July 18, 1994, the Company Board of Directors and the Company Special Committee met by telephone with their financial and legal advisors to consider the proposed letter of intent with Kuhlman. The Company Board of Directors approved the letter of intent on July 18, 1994, and on that same day Kuhlman and the Company executed the letter of intent. The signing of the letter of intent was announced publicly and mutual due diligence reviews continued in greater detail.
     On July 29, 1994, a regularly scheduled meeting of the Kuhlman Board of Directors was held at which the proposed merger with the Company was discussed. At that meeting, the Kuhlman Board of Directors authorized continued negotiations with the Company and the preparation and execution of a definitive written agreement providing for the merger of a wholly-owned subsidiary of Kuhlman with and into the Company on the terms set forth in the letter of intent and discussed at the meeting.
     On September 9, 1994, the Company Special Committee met at the Company's offices in connection with the regularly scheduled meeting of the Company Board of Directors. The purpose of the meeting was for the Company Special Committee to receive reports regarding information it had requested from management, financial and legal advisors, accountants and environmental consultants. In addition to considering the proposed merger with Kuhlman, the Company Special Committee considered whether it would be in the best interest of the Company's shareholders to solicit indications of interest from third parties. The Company Special Committee decided that it was not in the best interest of the Company and its shareholders to solicit indications of interest from third parties, but that the Company Special Committee would continue to respond in a diligent manner to any indications of interest to acquire the Company. The Company Special Committee also gave non-binding preliminary approval of the proposed merger with Kuhlman, subject to completion of the Company Special Committee's evaluation of the proposed transaction.
                                       11

     The parties continued to negotiate the terms of the merger agreement.
     On September 20, 1994, the Company Special Committee held another meeting at the Company's offices. The purpose of the meeting was to receive updated reports from management, consultants and advisors in connection with the proposed merger. The Company Special Committee also reviewed the form of merger agreement proposed by Kuhlman for approval. The Company Special Committee unanimously determined that it was in the best interest of the Company and its shareholders to proceed with the proposed merger with Kuhlman, and the Company Special Committee recommended the proposed merger agreement to the Company Board of Directors for approval.
     Following the meeting of the Company Special Committee on September 20, 1994, the Company Board of Directors met. The Company Board of Directors received the report and recommendations of the Special Committee. After due discussion and deliberation, the Company Board of Directors unanimously approved and adopted all of the recommendations of the Company Special Committee.
     On September 21, 1994, the Company and Kuhlman executed a definitive merger agreement. Thereafter, both the Company and Kuhlman directed their efforts towards finalizing the preparation and filing of a registration statement with the Commission. A registration statement was filed on October 6, 1994. Following the receipt of comments from the Commission, both the Company and Kuhlman directed their efforts to both preparing an amendment to the registration statement and continued mutual due diligence. For a number of reasons, including the long lapse of time from the parties' original discussions and changing market and operating conditions at both companies, the Company and Kuhlman terminated their merger agreement on January 10, 1995.
     In June 1995, senior executives of the Company and Kuhlman again entered into discussions about a possible business combination. In early July, Kuhlman proposed to the Company's Chief Executive Officer and to Charles L. Wellard (a Company director and holder of approximately 12.0% of the Common Stock) an agreement by the terms of which the two Shareholders would grant to George J. Falconero (a third Company director) an irrevocable proxy to vote certain of their Shares in circumstances looking towards a business combination of Kuhlman and the Company. An agreement was never executed by all the parties and never became effective.
     In late July, a draft of a letter of intent covering a proposed merger between Kuhlman and the Company was prepared and circulated among the companies and their legal counsel. In early August, Kuhlman delivered drafts of a stock purchase agreement covering Shares owned by the Company's Chief Executive Officer and a stock option agreement covering certain Shares owned by Mr. Wellard. None of these documents was ever executed or became effective.
     On August 9, 1995, Kuhlman's Chief Executive Officer advised Mr. Falconero that Kuhlman had decided to terminate its efforts to attempt to structure a business combination with the Company.
     In November 1995, Kuhlman's Chief Executive Officer contacted the Company's Chief Executive Officer relative to acquiring his Shares. On November 16, 1995, legal counsel for Kuhlman delivered to legal counsel for the Company's Chief Executive Officer a summary of terms of a stock option agreement covering his Shares. Negotiations occurred that day and the next day.
     On November 16, 1995, senior executives of Kuhlman briefed Kuhlman's directors on the negotiations pending with the Company's Chief Executive Officer and on preparations for the Offer. Discussions with and among the Kuhlman Board of Directors and Kuhlman senior executives were held that afternoon and evening.
     On November 17, 1995, the Kuhlman Board of Directors approved the execution of a stock option agreement and an employment agreement with the Company's Chief Executive Officer and the making of the Offer.
     On November 18, 1995, legal counsel for Kuhlman delivered to legal counsel for the Company's Chief Executive Officer drafts of a stock option agreement covering his Shares and an employment agreement. Negotiations continued through the next day. The definitive versions of these agreements were signed on November 20, 1995.
     On November 28, 1995, senior executives of Kuhlman and Kuhlman's acquisition counsel attended a special meeting of the Company Board of Directors at the request of Kuhlman's Chief Executive Officer. At that meeting they advised the Company's directors of the Purchaser's intention to make the Offer, and they solicited the cooperation and support of the Company Board of Directors.
     11. THE STOCK OPTION AGREEMENT; THE EMPLOYMENT AGREEMENT. On November 20, 1995, the Purchaser and Kuhlman entered into the Stock Option Agreement with the Selling Stockholder. The Stock Option Agreement covers all Shares owned by the Selling Stockholder at any time until January 15, 1995, subject to extension in certain circumstances. At the
                                       12
date of the Stock Option Agreement, the Selling Stockholder represented and warranted to the Purchaser that he owned 268,128 Shares, as well as presently exercisable options to purchase an additional 47,475 Shares. The Selling Stockholder is obligated to exercise "in-the-money" options, subject to extension in certain circumstances, upon the written request of the Purchaser following an exercise of either of the Put Option or the Call Option referred to below. On the assumption that all of the Selling Stockholder's options are in-the-money, at the date of the Stock Option Agreement the Selling Stockholder's Shares consisted of 315,603 Shares. The Stock Option Agreement evidences both a Put Option and a Call Option: (1) the Selling Stockholder has an option to sell all of the Selling Stockholder Shares to the Purchaser at any time and from time to time until the close of business on January 15, 1996, subject to extension (as explained below in this Section 11), at an Exercise Price of $12.00 per Share; and (2) the Purchaser has an option to purchase all of the Selling Stockholder's Shares from the Selling Stockholder at any time and from time to time after December 31, 1995 until the close of business on January 15, 1996, subject to extension (as explained below in this Section 11), at the same Exercise Price.
     The Stock Option Agreement states that the Selling Stockholder may exercise a Put Option by sending written notice to the Purchaser specifying a date (not earlier than the third business day nor later than the fifth business day following the date such notice is given) for the closing of such sale and the number of Selling Stockholder's Shares to be sold on that date. The Purchaser may exercise a Call Option by sending written notice to the Selling Stockholder specifying a date (not earlier than the third business day nor later than the fifth business day following the date such notice is given) for the closing of such purchase and the number of Selling Stockholder Shares to be purchased on that date. On the closing date of a purchase and sale pursuant to an exercise of the Put Option or Call Option, the Selling Stockholder shall deliver to the Purchaser a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Selling Stockholder's Shares subject to the applicable put exercise notice or call exercise notice, including the Shares acquired by the Selling Stockholder upon exercise of all Company options, free and clear of all liens.
     In the Stock Option Agreement, the Selling Stockholder has covenanted and agreed during the Relevant Term (as defined below) not (i) to sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation or other disposition of, any Selling Stockholder's Shares or Company options otherwise than pursuant to the Stock Option Agreement, (ii) to grant any proxy with respect to any Selling Stockholder's Shares or Company options, deposit any Selling Stockholder's Shares or Company options into a voting trust or enter into a voting agreement with respect to any Selling Stockholder's Shares or Company options otherwise than pursuant to the Stock Option Agreement or (iii) to take any action that would make any representation or warranty of the Selling Stockholder therein untrue or incorrect. The Selling Stockholder has further covenanted and agreed during the Relevant Term: (iv) upon the receipt or exercise of any Company option, to notify the Purchaser immediately of such event; (v) upon the written request of the Purchaser, to grant the Purchaser or its designee(s) an irrevocable proxy to vote or otherwise exercise all shareholder rights pertaining to all Selling Stockholder's Shares as directed by the Purchaser or such designee(s); and (vi) upon the reasonable written or oral request of the Purchaser, to assist the Purchaser and Kuhlman in furtherance of the Acquisition (as defined below) in the manner and to the extent not inconsistent with the Selling Stockholder's duties to the Company and its other shareholders and in the manner and to the extent he may lawfully do so in his personal capacity as a shareholder of the Company.
     In the Stock Option Agreement, "Relevant Term" is defined as the period from November 20, 1995 until the earliest to occur of (i) the acquisition by the Purchaser of all of the Selling Stockholder's Shares pursuant to exercise of the Put Option or the Call Option, (ii) any other acquisition by the Purchaser, Kuhlman or a Kuhlman affiliate of all of the Selling Stockholder's Shares, (iii) the time at which the Put Option and the Call Option may no longer be exercised (taking into account any extension) and the closings pursuant to all due and timely exercises of the Put Option and the Call Option have been consummated as required (including pursuant to any extension anticipated by the Stock Option Agreement) or (iv) the close of business on April 20, 1996. The term "Acquisition" means the first to occur of (i) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of no less than that number of shares of capital stock of the Company as would then have voting power sufficient to elect a majority of the directors of the Company, (ii) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of all or substantially all of the assets of the Company or (iii) a merger of the Company with or into Kuhlman, the Purchaser or a Kuhlman affiliate.
     In the event that, on January 15, 1996, neither the Put Option nor the Call Option has been exercised in full, and on such date the Put Option or the Call Option or both (as the case may be) may not be exercised by reason of any judicial or regulatory judgment, decree or order preventing or restraining such exercise (an "Exercise Prohibition"), then the time within which the Put Option or the Call Option or both (as the case may be) may be exercised under the Stock Option Agreement will be extended until the earlier of (i) the first date thereafter on which an Exercise Prohibition does not exist and has not existed for at least the three preceding consecutive business days or (ii) the close of business on April 15, 1996. In the event
                                       13
that, on the date specified in a put exercise notice or call exercise notice for the closing of the purchase and sale of Selling Stockholder's Shares thereunder, such closing may not be consummated by reason of any judicial or regulatory judgment, decree or order preventing or restraining such closing (a "Closing Prohibition"), then the time for such closing shall be extended until the earlier of (i) the first date thereafter on which a Closing Prohibition does not exist and has not existed for at least the three preceding consecutive business days or (ii) the close of business on April 20, 1996. The parties to the Stock Option Agreement have agreed to use their reasonable best efforts (subject, in the case of the Selling Stockholder, to his duties to the Company and its other shareholders) to remove as soon as practicable any Exercise Prohibition or Closing Prohibition that arises during the Relevant Term.
     Also on November 20, 1995, the Selling Stockholder signed an Employment Agreement with the Purchaser. The Employment Agreement recites that the Selling Stockholder continues to be employed by the Company as its President and Chief Executive Officer, and continues to be a director of the Company, and that nothing in the Employment Agreement is intended to interfere with the due and proper performance of his duties to the Company or to create any employment relationship with him prior to the Commencement Date referred to below. According to the parties, the purpose of the Employment Agreement is to set forth the terms of the Selling Stockholder's employment with the Purchaser in the event that Kuhlman should consummate an acquisition of the Company through the Purchaser.
     The Employment Agreement shall become effective upon the first to occur of
(i) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of no less than that number of shares of the Company as would then have voting power sufficient to elect a majority of the directors of the Company, (ii) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of all or substantially all of the assets of the Company or (iii) a merger of the Company with or into Kuhlman, the Purchaser or a Kuhlman affiliate (the date of the first to occur of such events being the "Commencement Date"). The term of the Selling Stockholder's employment by the Purchaser shall be the three years immediately following the Commencement Date, unless terminated earlier. During his employment with the Purchaser, the Selling Stockholder has promised to devote his full business time, skill, energies, judgment, knowledge and efforts to advancement of the best interests of the Purchaser and its subsidiaries and the performance of such executive duties on behalf of the Purchaser and its subsidiaries as the Board of Directors of the Purchaser may assign to him from time to time.
     As compensation for the services to be rendered by the Selling Stockholder during the term of the Employment Agreement, the Purchaser has agreed to pay him the following salary and bonus: in and for the first year following the Commencement Date, $300,000; in and for the second year following the Commencement Date, $330,000; and in and for the third year following the Commencement Date, $363,000. The Selling Stockholder and his spouse also will receive medical and health insurance benefits consistent with the insurance benefits that they are currently entitled to receive from the Company. At any time after the six-month period commencing with the Commencement Date, the Employee may by notice terminate his employment effective as of a date not less than 30 days after the date such notice is given. Notwithstanding the occurrence of any such termination, the compensation and benefits payable to him shall continue to be paid for the remainder of the three-year term. The Purchaser also has agreed to pay such compensation and benefits following the death or disability of the Selling Stockholder during and for the three-year term or upon his early termination by the Purchaser with or without cause.
     As a party to the Employment Agreement, Kuhlman has guaranteed to the Selling Stockholder the faithful and timely performance of the obligations of the Purchaser stated in the Employment Agreement. The Purchaser and Kuhlman, jointly and severally, will indemnify the Selling Stockholder and hold him harmless from and against certain losses, liabilities, costs or expenses resulting from the execution, delivery or performance of the Employment Agreement. The Selling Stockholder has agreed to keep confidential all information and documents furnished to him by or on behalf of the Purchaser and not to use the same to his advantage, except to the extent such information or documents become lawfully obtainable from other sources or are in the public domain through no violation of the Employment Agreement on his part or as consented to in writing.
     The foregoing is a summary of certain provisions of the Stock Option Agreement and the Employment Agreement, the full texts of which have been filed as exhibits to the Schedule 14D-1 filed with the Commission by the Purchaser in connection with the Offer. Such summary is qualified in its entirety by reference to such exhibits, which are available for inspection (and copies of which may be obtained) at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that they will not be available at the regional offices of the Commission).
     12. PURPOSE OF THE OFFER. The purpose of the Offer is to enable the Purchaser to acquire control of the Company. As soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum
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
representation obtainable on the Company Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer. Such purchases may be effected in privately negotiated transactions, in one or more tender or exchange offers, in open market purchases or otherwise. It is possible that the Purchaser ultimately will acquire the entire equity interest in the Company. Whether or not the Offer is consummated, the Purchaser expressly reserves the right, subject to applicable law, to sell or otherwise dispose of any or all Shares acquired pursuant to the Offer or otherwise. Such transactions may be effected on terms and at prices as it shall determine, which may be more or less than the price to be paid pursuant to the Offer and could be for cash or other consideration.
     On the assumption that the Offer is consummated, it may be necessary, nevertheless, for the Purchaser to await the next annual meeting of the Company's shareholders, or to call a special meeting of the Company's shareholders, to cause the election of persons constituting a majority of the Company Board of Directors. The Company's Bylaws provide that its Board of Directors shall be not less than three nor more than ten, as may be fixed by resolution duly adopted by the shareholders or by the Board of Directors prior to the annual meeting at which such directors are to be elected. The Company Board of Directors currently consists of six members whose terms expire at the next annual meeting of the Shareholders. The Company's Bylaws provide that any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. The Company's Proxy Statement dated January 27, 1995 states that the Shareholders do not have cumulative voting rights.
     There are several scenarios in which the Purchaser might effect a merger with the Company, depending upon the percentage of the Common Stock that may be acquired by the Purchaser, among other factors. The following discussion assumes the satisfaction of the Minimum Tender Condition and the Voting Rights Condition, the consummation of the Offer by the Purchaser and approval by the Company Board of Directors of the actions and transactions described.
     Section 55-11-04 of the North Carolina Business Corporation Act, as amended (the "NCBCA"), provides that a parent corporation owning at least 90% of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself without approval of the shareholders of the parent or subsidiary. Under this "short form" merger statute, if the Purchaser were to own at least 90% of the Shares upon consummation of the Offer (or at any time thereafter), then -- but for the fact that the Common Stock is registered under
Section 12 of the Exchange Act -- the Purchaser could effect a merger with the Company without approval of the shareholders of either company. In this connection, The North Carolina Shareholder Protection Act (the "Protection
Act") -- which applies by its terms to a North Carolina corporation (such as the Company) that has a class of shares registered under Section 12 of the Exchange Act -- purports to require the affirmative vote of the holders of 95% of the voting shares of the corporation, considered as one class, for the adoption or authorization of a merger with any other entity (such as the Purchaser) if the other entity beneficially owns, directly or indirectly, more than 20% of the voting shares of the corporation, considered as one class. Exempted from the Protection Act are certain transactions in which minimum pricing and stock values are involved and certain other "fairness" requirements are met.
     In particular, the "fairness" provisions of the Protection Act state that the 95% vote requirement of the Protection Act shall not apply to a business combination in which each of the following conditions is met:
     (1) the cash, or fair market value of other consideration, to be received per share by the holders of the corporation's common stock in such business combination bears the same or a greater percentage relationship to the market price of the corporation's common stock immediately prior to the announcement of such business combination by the corporation as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which such other entity has theretofore paid for any of the shares of the corporation's common stock already owned by it bears to the market price of the corporation's common stock immediately prior to the commencement of acquisition of the corporation's common stock by such other entity, directly or indirectly;
     (2) the cash, or fair market value of other consideration, to be received per share by holders of the corporation's common stock in such business combination (i) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of the shares of the corporation's common stock and (ii) is not less than the earnings per share of the corporation's common stock for the four full consecutive fiscal quarters immediately preceding the record date for the solicitation of votes on such business combination, multiplied by the then price/earnings multiple, if any, of such other entity as customarily computed and reported in the financial community;
     (3) after the other entity has acquired a 20% interest and prior to the consummation of such business combination: (i) the other entity shall have taken steps to ensure that the corporation's board of directors included at all times
                                       15
         representation by continuing directors proportionate to the outstanding shares of the corporation's common stock held by persons not affiliated with the other entity (with a continuing director to occupy any resulting fractional board position); (ii) there shall have been no reduction in the rate of dividends payable on the corporation's common stock, except as may have been approved by a unanimous vote of its directors; (iii) the other entity shall have not acquired any newly issued shares of the corporation's capital stock, directly or indirectly, from the corporation, except upon conversion of any convertible securities acquired by the other entity prior to obtaining a 20% interest or as a result of a pro rata stock dividend or stock split; and (iv) the other entity shall not have acquired any additional shares of the corporation's outstanding common stock, or securities convertible into common stock, except as part of the transaction which resulted in the other entity acquiring its 20% interest;
     (4) the other entity shall not have (i) received the benefit, directly or indirectly, except proportionately with other shareholders, of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the corporation or (ii) made any major change in the corporation's business or equity capital structure unless by a unanimous vote of the directors, in either case prior to the consummation of the business combination; and
     (5) a proxy statement responsive to the requirements of the Exchange Act shall be mailed to the public shareholders of the corporation for the purpose of soliciting shareholder approval of the business combination and shall contain prominently in the forepart thereof any recommendations as to the advisability or inadvisability of the business combination which the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of the business combination to the remaining public shareholders of the corporation, which investment banking firm shall be selected by a majority of the continuing directors and shall be paid by the corporation a reasonable fee for its services upon receipt of such opinion.
     In view of the effect of the Protection Act on use of the short form merger statute, the Purchaser would prefer to pursue a merger with the Company upon acquiring 95% or more of the Common Stock (there being no other class of voting shares of the Company outstanding) rather than some lesser percentage. In such circumstances, the merger could be effected without any shareholder vote and without observing the "fairness" requirements of the Protection Act. If the Purchaser were to acquire at least 90% but less than 95% of the Common Stock, then it might nevertheless determine to effect a short form merger, although in such circumstances the Protection Act would purport to impose the aforementioned "fairness" requirements.
     Unless and until the Purchaser acquires at least 90% of the Common Stock, any merger with the Company would require the approval of the Company's shareholders under the NCBCA and the Company's Articles of Incorporation. The NCBCA generally provides that the affirmative votes of the voting group cast at a shareholders' meeting at which a quorum is present (either in person or by proxy) must exceed the negative votes cast by such voting group to effect routine stockholder action other than the election of directors, which requires only a plurality vote. For a merger, the NCBCA requires the affirmative vote of a majority of the shares of any voting group entitled to vote on the transaction. The NCBCA permits a corporation to require a greater vote in its articles of incorporation or bylaws. Under the Company's Articles of Incorporation, the affirmative vote of 80% of outstanding capital stock is required to merge the Company with another entity. In addition, upon a merger, without the approval of the Board of Directors, the Company's Articles of Incorporation provide that the Shareholders have the right (a "Poison Put"), during the one-year period after the effective date of the merger, to exchange their stock for any acquiring company's promissory notes payable in 30 days and bearing interest at the rate of 12% per annum in the principal amount of 200% of the higher of: (a) the market value of the stock as of the effective date of the corporate action or (b) the book value of such stock as of the end of the month immediately preceding such corporate action. The "fairness" requirements of the Protection Act, detailed above, also would purportedly apply to such a merger.
     Section 55-9A-06 of the NCBCA, which is part of The North Carolina Control Share Acquisition Act (the "Control Act"), provides a right of redemption for the shareholders of a "covered corporation" (such as the Company) following a vote of the shareholders to accord voting rights to "control shares" acquired in a "control share acquisition." The Control Act by its terms would apply to a non-exempt acquisition by the Purchaser of 20% of all outstanding Shares in the present circumstances and would apply, therefore, to consummation of the Offer upon satisfaction of the Minimum Tender Condition. For this reason, the Offer is subject to the Voting Rights Condition. The Purchaser intends to comply with the Control Act in pursuing the Offer. Among other things, this means that the Purchaser expects to honor the redemption rights provided for by statute.
Section 55-9A-06, as applied to the Offer, provides that all Shareholders (other than holders of control shares) have the right to have their shares redeemed by the Company at the fair value of those shares as of the day prior to the date on which Shareholders voted to accord voting rights to the control shares. Such right is exercisable at any time within 30 days
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
after the date on which the Shareholder receives notice from the Company of such holder's right of redemption. The Company has an additional 30 days from its receipt of the Shareholder's demand for payment within which to effect redemption. For further information about the Control Act, see Section 17 of this Offer to Purchase.
     In view of these requirements of statutory law and of the Company's Articles of Incorporation, the Purchaser may not pursue a merger with the Company unless and until it acquires at least 80% of the Common Stock. Alternatively, upon acquiring control of the Company, the Purchaser might seek to amend the Company's Articles of Incorporation to eliminate the Poison Put provision and thereafter propose a merger. Such course of action would require the approval of the holders of a majority of the Shares then outstanding. Unless the Purchaser had acquired at least 95% of the Shares, the "fairness" provisions of the Protection Act also would apply by their terms.
     In any merger scenario involving the Purchaser and the Company, the timing and other details of the transaction would depend upon a variety of factors such as general economic conditions and prospects, the future prospects, asset value and earnings of the Company, the number of Shares acquired by the Purchaser pursuant to the Offer or otherwise and the statutory requirements described above. The Purchaser can give no assurance that a merger or other business combination will be proposed or that, if proposed, will not be delayed or abandoned. The Purchaser expressly reserves the right not to propose any merger or other business combination involving the Company or to propose a merger or other business combination on terms other than those set forth herein. Its ultimate decision could be affected by information hereafter obtained by the Purchaser, changes in general economic or market conditions or in the business of the Company or other factors.
     Shareholders do not have dissenters' rights as a result of the Offer. Shareholders who do not vote in favor of a merger do have certain rights pursuant to Article 13 of the NCBCA to dissent and demand determination of, and to receive payment in cash of the fair value of, their Shares. If the statutory procedures were satisfied, then the assertion of such rights could lead to a judicial determination of the fair value required to be paid in cash to such dissenting holders for their Shares. Any such judicial determination of the fair value of the Shares or the market value of their Shares could be more or less than the Offer price or the price provided for in a merger. Section 55-13-01 of the NCBCA defines "fair value" as the value of the shares immediately before the effectuation of the transaction to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the transaction unless such exclusion would be inequitable. Such "fair value" of the Shares as finally determined may be more or less than the consideration to be received by other Shareholders in a merger. Any Shareholder who asserts dissenters' rights under the NCBCA, but fails to comply with the statutory requirements of the NCBCA, is considered to have withdrawn his dissent and demand for payment.
     The foregoing summary of the rights of dissenting Shareholders does not purport to be a complete statement of the procedures to be followed by Shareholders desiring to exercise dissenters' rights. Failure to follow the steps required by the NCBCA for perfecting dissenters' rights may result in the loss of such rights.
     Except as set forth in this Offer to Purchase, based on their current knowledge of the Company neither the Purchaser nor Kuhlman has any specific plans or proposals with respect to any extraordinary corporate transaction such as a merger, reorganization or liquidation involving the Company or any of its subsidiaries, a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, any change in the present board of directors or management of the Company, any material change in the present capitalization, corporate structure, dividend policy or business of the Company or causing a class of securities of the Company to be delisted from NASDAQ or to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. Upon acquiring control of the Company, however, the Purchaser intends to initiate a thorough review of the Company and its assets, corporate structure, capitalization, operations, properties, policies, management and personnel. After the completion of such review, the Purchaser will determine what actions or changes, if any, would be desirable in light of the circumstances that then exist. The Purchaser expressly reserves the right to effect such actions or changes.
     13. SOURCE AND AMOUNT OF FUNDS. If the Purchaser purchases all Shares subject to the Stock Option Agreement, and if all of the Shares (including Shares underlying Outstanding Options but excluding Shares subject to the Stock Option Agreement) are tendered pursuant to the Offer and accepted for purchase, then the total amount of funds required by the Purchaser to purchase such Shares and to pay related fees and expenses would be approximately $35 million. The Purchaser expects to obtain all funds needed to consummate the Stock Option Agreement and the Offer by means of one or more capital contributions to be made by Kuhlman to the Purchaser.
     Kuhlman plans to use funds available in its cash accounts, together with bank borrowings, to make capital contributions in amounts sufficient to fund the approximately $35 million required to consummate the Stock Option Agreement and the Offer. Kuhlman has received commitment letters dated November 28, 1995 from NationsBank of Georgia, N.A. and The
                                       17

Chase Manhattan Bank, N.A. (the "Banks"), pursuant to which each of the Banks has agreed to provide up to $17.5 million (or a total of $35 million) of financing to pay for the acquisition of the Company, ongoing working capital needs arising in connection with such acquisition and costs and expenses of such acquisition (the "Commitment Letters"). The obligations of the Banks under the Commitment Letters are subject to terms and conditions typical of financings of such type and magnitude, including, for example, the negotiation, execution and delivery of definitive documentation, the absence of any material adverse change with respect to Kuhlman and satisfactory completion of due diligence. Kuhlman expects to repay its obligations to the Banks with funds provided by cash flows from operating activities.
     The foregoing is a summary of certain provisions of the Commitment Letters, the full texts of which have been filed as exhibits to the Schedule 14D-1 filed with the Commission by the Purchaser in connection with the Offer. Such summary is qualified in its entirety by reference to such exhibits, which are available for inspection (and copies of which may be obtained) at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that they will not be available at the regional offices of the Commission). If and when a definitive agreement relating to the Commitment Letters is executed, a copy will be filed as an exhibit to an amendment to the Schedule 14D-1.
     14. DIVIDENDS AND DISTRIBUTIONS. If, on or after the Offer Commencement Date, the Company should declare or pay any cash or stock dividend on the Common Stock or any other distributions on, or issue any rights with respect to, the Common Stock, payable or distributable to holders of record on a date prior to the transfer to the name of the Purchaser, its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer, then, without prejudice to the Purchaser's rights under Section 15, (i) the purchase price per Share payable by the Purchaser pursuant to the Offer shall be reduced by the amount of any such cash dividend or distribution and (ii) the whole of any such non-cash dividend, distribution or right shall be received and held by each tendering Shareholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering Shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.
     If, on or after the Offer Commencement Date, the Company should (i) split, combine or otherwise change the Shares or the capitalization of the Company,
(ii) issue or sell any shares of capital stock of any class, or any securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or convertible securities, other than Shares issued pursuant to and in accordance with the present terms of the Outstanding Options, or (iii) purchase or otherwise acquire any outstanding Shares, then, without prejudice to the Purchaser's rights under Section 15, the Purchaser, in its sole discretion, may make such adjustments in the purchase price and other terms of the Offer as it deems appropriate to reflect such split, combination or other change, issuance or sale or purchase or other acquisition.
     15. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Purchaser will not be required to accept for payment, purchase or pay for any Shares tendered, and may terminate or amend the Offer or postpone the acceptance for payment of and any payment for any Shares not theretofore accepted for payment or paid for, if (i) the Minimum Tender Condition or the Voting Rights Condition shall not have been satisfied or (ii) at any time after the commencement of the Offer, and before the time of payment for any such Shares, any one or more of the following conditions exist:
     (a) any change shall have occurred in the management, business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise, that may reasonably be expected to have a material adverse effect on the management, business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise (a "Material Adverse Effect");
     (b) any action or proceeding shall be instituted or pending by or before any court or governmental, administrative or regulatory agency or authority by any person, or any action or proceeding shall be threatened by any governmental authority, in any such case that has a reasonable likelihood of success, challenging the making of the Offer or the acquisition by the Purchaser of any Shares pursuant to the Offer or the Stock Option Agreement or otherwise having a Material Adverse Effect;
     (c) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange or the NASDAQ National Market System (excluding any trading halt as a result of a specified decrease in a market index), (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States generally, (iii) an outbreak or escalation of armed hostilities or other national or international calamity materially involving the United States, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any
                                       18
other event that reasonably might be expected to materially affect, the extension of credit by banks or other financial institutions, or (v) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof;
     (d) legal proceedings shall have been commenced or threatened by any governmental authority, or any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation shall have been promulgated, enacted, entered or deemed applicable to the Offer or the Stock Option Agreement or the transactions contemplated thereby by any governmental authority or by any court, other than the application to the Offer or the Stock Option Agreement or the transactions contemplated thereby of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), that may reasonably be expected to (i) make the acceptance for payment of or payment for some or all of the Shares pursuant to the Offer or the Stock Option Agreement illegal or otherwise prohibit or materially restrict consummation of the Offer or the Stock Purchase Agreement or the transactions contemplated thereby, (ii) result in a material delay in the ability of the Purchaser, or render the Purchaser unable, to accept for payment or pay for some or all of the Shares pursuant to the Offer or the Stock Option Agreement, (iii) impose any material limitation on the ability of the Purchaser to acquire or hold or effectively to exercise all rights of ownership of the Shares acquired pursuant to the Offer and the Stock Option Agreement or (iv) otherwise have a Material Adverse Effect;
     (e) the applicable HSR Act waiting period shall not have expired or been terminated;
     (f) the Company or any of its subsidiaries, joint ventures or partnerships or other affiliates shall have (i) split, combined or otherwise changed, or authorized or proposed the split, combination or other change of, the Shares or its capitalization, (ii) acquired or otherwise caused a reduction in the number of, or authorized or proposed the acquisition or other reduction in the number of, any presently outstanding Shares or other securities or other equity interests, (iii) issued, distributed or sold, or authorized or proposed the issuance, distribution or sale of, additional Shares, other than Shares issued or sold upon exercise (in accordance with the present terms thereof) of options issued pursuant to the Option Plans, shares of any other class of capital stock or other equity interests, other voting securities, debt securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, (iv) declared, paid or proposed to declare or pay any cash dividend or other distribution on any shares of capital stock of the Company (other than stock dividends not exceeding amounts previously declared by the Company), (v) altered or proposed to alter any material term of any outstanding security or material contract, permit or license, (vi) incurred any debt otherwise than in the ordinary course of business or any debt containing, in the sole judgment of the Purchaser, burdensome covenants or security provisions, (vii) authorized, recommended, proposed or entered into an agreement (unless the Purchaser or Kuhlman is party to such agreement) with respect to any merger, consolidation, recapitalization, liquidation, dissolution, business combination, acquisition of assets, disposition of assets, release or relinquishment of any material contractual or other right of the Company or any of its subsidiaries or any comparable event not in the ordinary course of business, (viii) entered into any employment, change in control, severance, executive compensation or similar agreement, arrangement or plan with or for one or more of its employees, consultants or directors, or entered into or amended, or made grants or awards pursuant to, any agreements, arrangements or plans so as to provide for increased benefits to one or more employees, consultants or directors, or taken any action to fund, secure or accelerate the funding of compensation or benefits provided for one or more employees, consultants or directors, whether or not as a result of or in connection with the transactions contemplated by the Stock Option Agreement and the Offer, (ix) except as may be required by law, taken any action to terminate or amend any employee benefit plan (as defined in Section 3(c) of the Employee Retirement Income Security Act of 1974, as amended) of the Company or any of its subsidiaries, or the Purchaser shall become aware of any such action not previously disclosed by the Company in a publicly available filing with the Commission, or (x) amended or authorized or proposed any amendment to its Articles of Incorporation or Bylaws or similar organizational documents, or the Purchaser shall become aware that the Company or any of its subsidiaries shall have proposed or adopted any such amendment not previously disclosed by the Company in a publicly available filing with the Commission; or
     (g) a tender or exchange offer for any Shares shall be made or publicly proposed to be made by any person other than the Purchaser or Kuhlman (including the Company or any of its subsidiaries or affiliates), or it shall be publicly disclosed or the Purchaser shall otherwise learn that (i) any person, entity (including the Company or any of its subsidiaries) or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Purchaser or Kuhlman shall have acquired or proposed to acquire beneficial ownership of 5% or more of any class or series of capital stock of the Company (including the Shares), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of 5% or more of any class or series of capital stock of the Company (including the Shares) other than acquisitions for bona fide arbitrage purposes only and except as disclosed in a
Schedule 13D or Schedule 13G on file with the Commission on the date of this Offer to Purchase, (ii) any person or group
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
other than the Purchaser and Kuhlman shall enter into a definitive agreement or an agreement in principle or make a proposal with respect to a tender or exchange offer or a merger, consolidation or other business combination with or involving the Company, or with respect to any amendment of or modification to an existing such transaction, or (iii) any person other than the Purchaser or Kuhlman shall file a Notification and Report Form under the HSR Act or make a public announcement reflecting an intent to acquire the Company or any assets or securities of the Company;
which, in the sole judgment of the Purchaser in any such case, and regardless of the circumstances (including any action or inaction by the Purchaser or any of its affiliates) giving rise to any such condition, makes it inadvisable to proceed with the Offer or such acceptance for payment or payment.
     The foregoing conditions are for the sole benefit of the Purchaser and may be asserted by the Purchaser regardless of the circumstances (including any action or inaction by the Purchaser or any of its affiliates) giving rise to any such condition or may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. The failure by the Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts and circumstances, and each right shall be deemed an ongoing right that may be asserted at any time and from time to time. Any determination by the Purchaser concerning any condition or event described in this Section 15 shall be final and binding upon all parties.
     16. FEES AND EXPENSES. The Purchaser will not pay any fee or commission to any broker or dealer or any other person (other than the Information Agent as described below) for soliciting tenders pursuant to the Offer.
     Georgeson & Company Inc. has been retained by the Purchaser as Information Agent in connection with the Offer. The Information Agent may contact and provide information to Shareholders by mail, telephone, telex, telegraph or personal interview and may request brokers, dealers and nominees to forward certain material to beneficial owners. Such firm and the Depositary will each receive customary compensation from the Purchaser for services relating to the Offer, will be reimbursed for reasonable out-of-pocket expenses in connection therewith and will be indemnified against certain liabilities and expenses in connection with the Offer, including liabilities under the federal securities laws. Brokers, dealers, firms, commercial banks and trust companies will be reimbursed by the Purchaser for reasonable and necessary costs and expenses incurred by them in forwarding material to their customers.
     17. CERTAIN LEGAL MATTERS.
     GENERAL. Except as described below, based upon the Purchaser's examination of publicly available filings of the Company, the Purchaser is not aware of any approval or other action by any federal, state or foreign governmental or administrative authority that would be required for the acquisition of Shares by the Purchaser pursuant to the Offer, or of any licenses or other regulatory permits that appear to be material to the business of the Company and that would be adversely affected by the acquisition of Shares pursuant to the Offer or otherwise. Should any such approval or other action be required, it is currently contemplated that such approval or action would be sought. There is no assurance that any such approval or action, if needed, would be obtained or taken, or, if obtained or taken, would not be without substantial conditions, or that adverse consequences might not result to the business of the Company or that certain parts of the business of the Company might not have to be disposed of in the event that such approvals were not obtained or such other actions were not taken. The Purchaser's obligation under the Offer to accept for payment and pay for Shares is subject to certain conditions, including conditions relating to the legal matters discussed in this Section 17. See Section 15.
     ANTITRUST. Under the HSR Act and the rules and regulations thereunder (the "HSR Rules"), a cash tender offeror is not permitted to purchase voting securities of a target company pursuant to an offer subject to the HSR Act until the expiration of a 15-day waiting period following the furnishing of certain required information and documentary material by it to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") unless both the Antitrust Division and the FTC terminate the waiting period prior thereto. If, within that 15-day waiting period, either the Antitrust Division or the FTC requests additional information or documentary material relevant to the offer from the cash tender offeror, then the waiting period is extended until the tenth day after a proper response has been made to such request. The Purchaser expects to file the required information and documentary material in connection with the Offer on or before December 4, 1995, and, accordingly, the required waiting period should expire at 11:59 P.M., Washington, D.C. time, on December 19, 1995, unless the Purchaser receives a request for additional information or documentary material prior thereto.
                                       20

     If the acquisition of Shares is delayed pursuant to a request by the Antitrust Division or the FTC for additional information or documentary material pursuant to the HSR Act, then the Offer may, but need not, be extended, and in any event the purchase of and payment for Shares will be deferred until ten days after the Purchaser submits a proper response to such request, unless the 10-day extended period expires on or before the date when the initial 15-day period would otherwise have expired or unless the waiting period is sooner terminated by the Antitrust Division or the FTC. Any such extension will not give rise to any withdrawal rights not otherwise provided for by applicable law.
     The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the Purchaser's proposed acquisition of Shares pursuant to the Offer. Although Kuhlman and the Company engage in some related businesses, the Purchaser does not believe the acquisition of Shares pursuant to the Offer will lessen competition or result in a violation of any applicable antitrust laws. Nevertheless, at any time before or after the Purchaser's purchase of Shares pursuant to the Offer, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the purchase of Shares pursuant to the Offer or seeking the divestiture of Shares acquired by the Purchaser or the divestiture of substantial assets of either Kuhlman or the Company. Private parties may also bring legal actions under the antitrust laws. The Purchaser cannot predict what the result would be or what delay might ensue if such a challenge were made. Accordingly, if any such action or proceeding by the Antitrust Division, the FTC or any other person should be threatened, instituted or pending, the Purchaser could decline to accept payment and pay for any Shares tendered. See Section 15 for certain conditions to the Offer, including conditions with respect to litigation and certain governmental actions.
     STATE TAKEOVER STATUTES. A number of states have adopted state "takeover" statutes and regulations that purport, to varying degrees, to apply to attempts to acquire securities of corporations that are incorporated or have substantial assets, stockholders, principal executive offices or a principal place of business in such states. Except for the North Carolina Statutes discussed below, the Purchaser does not believe that any of these statutes will by their terms apply to the Offer, and the Purchaser may not have complied with certain of these statutes. The Purchaser reserves the right to challenge the applicability of any state law purporting to apply to the Offer (including the North Carolina Statutes). Nothing in this Offer to Purchase nor any action taken in connection herewith is intended as a waiver of such right. To the extent that certain provisions of these statutes or regulations may purport to apply to the Offer, the Purchaser believes that there are reasonable bases for contesting such statutes or regulations. If it were to be asserted that one or more state takeover statutes or regulations apply to the Offer, and if an appropriate court were not to determine that such statutes or regulations are inapplicable or invalid as applied to the Offer, then the Purchaser might be required to file certain information with or to receive approvals from the relevant state authorities, and the Purchaser might be unable to accept for payment or pay for Shares tendered pursuant to the Offer, or might be delayed in continuing or consummating the Offer. In such a case, the Purchaser might not be obligated to accept for payment or pay for any tendered Shares.
     THE NORTH CAROLINA STATUTES. The North Carolina Tender Offer Disclosure Act (the "Disclosure Act"), the Protection Act and the Control Act (collectively, the "North Carolina Statutes") purport to regulate tender offers.
     The Disclosure Act applies to tender offers for equity securities of a company that has its principal place of business and substantial assets in North Carolina. It purports to require the Purchaser to file a statement with the Securities Division of the North Carolina Department of State (the "North Carolina Securities Division") relating to the Offer, and it contains prohibitions against deceptive practices in connection with making a tender offer. In EURE V. GRAND METROPOLITAN LIMITED, the North Carolina Superior Court held that the Disclosure Act's 30-day waiting period prior to the commencement of a tender offer is preempted by the Exchange Act and unenforceable. The Purchaser believes that the Disclosure Act is unconstitutional as applied to the Offer. Without conceding the constitutionality of the Disclosure Act, however, the Purchaser has filed a copy of the Schedule 14D-1 relating to the Offer to the North Carolina Securities Division pursuant to the Disclosure Act. If the North Carolina Securities Division takes action under the Disclosure Act, then the Purchaser might not be obligated to accept for payment or pay for Shares tendered pursuant to the Offer. In such a case, the Purchaser might, among other things, terminate the Offer or amend the terms and conditions of the Offer. See
Section 15.
     The Protection Act purports to regulate certain business combinations of certain public corporations organized under North Carolina law, such as the Company, with a shareholder beneficially owning 20% or more of the voting stock of such corporation after the date the relevant person or entity first becomes a 20% shareholder. The statute provides, with certain exceptions, that such a corporation shall not engage at any time in any business combination with such a shareholder without approval of the holders of 95% of the outstanding shares (other than the shares owned by the 20% shareholder). Although the Purchaser is not aware of any judicial decision with respect to the constitutionality of the Protection Act, it believes that such statute may be unconstitutional. Without conceding the constitutionality of the Protection Act, however, the Purchaser intends
                                       21
to attempt to comply with the statute in pursuing any merger with the Company following consummation of the Offer. The Protection Act does not by its terms apply to the Offer itself. For further information about the Protection Act, see
Section 12 of this Offer to Purchase.
     The Control Act provides that an entity that acquires "control shares" of a publicly held North Carolina corporation may not vote those shares unless a majority of all the outstanding shares of the corporation (not including "interested shares") entitled to vote for the election of directors adopts a resolution to accord voting rights to the control shares. An entity acquires control shares whenever it acquires shares that would bring its voting power in the corporation to one of three thresholds: 20%, 33 % or 50%. As used in the Control Act, the term "interested shares" means shares of the corporation beneficially owned by any person who has acquired or proposes to acquire control shares in a control share acquisition, by any officer of the corporation or by any employee of the corporation who is also a director of the corporation. The disinterested shareholders decide whether to accord votes to such shares at the corporation's next shareholders' meeting, unless the acquiror requests management to hold a special meeting of shareholders for such purpose and files a statement divulging certain information about itself and its intended plans. If such a meeting is requested, it must be held within 50 days of such request. If the disinterested shareholders accord voting rights to the control shares and the acquiror owns a majority of all shares, then any minority shareholder may dissent and receive the "fair value" for his shares (not less than the highest price paid by the acquiror for any control shares).
     Although the Purchaser is not aware of any judicial decision with respect to the constitutionality of the Control Act, it believes that such statute may be unconstitutional as applied to the Offer. Without conceding the constitutionality of the Control Act, the Purchaser intends to attempt to comply with the Control Act in pursuing the Offer. In this connection, the Purchaser has delivered an "acquiring person statement" to the Company as required by the Control Act and has requested a special meeting of shareholders of the Company as permitted by the Control Act. The Purchaser expects the Company to honor such request by calling, within ten days hereof, a special meeting of its shareholders to be held no sooner than 30 days and no later than 50 days from the date hereof. The Control Act states that notice of the special meeting must be given as promptly as reasonably practicable and must include the Purchaser's acquiring person statement, a statement of the position or recommendation of the Company Board of Directors (or a statement that the Company Board of Directors is taking no position or making no recommendation) with respect to granting voting rights to the control shares and a statement describing Shareholders' rights of redemption and the procedure for exercising such rights.
     The Purchaser and Kuhlman believe that they will accordingly satisfy the requirements of the Control Act. If legal action is nevertheless commenced against the Purchaser or Kuhlman under the Control Act, then the Purchaser might not be obligated to accept for payment or pay for Shares tendered pursuant to the Offer. In such a case, the Purchaser might, among other things, terminate the Offer or amend the terms and conditions of the Offer. See Section 15.
     18. MISCELLANEOUS. The Offer is not being made to, nor will tenders be accepted from or on behalf of, Shareholders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities laws of such jurisdiction, but the Purchaser may, in its sole discretion, take such action as it may consider necessary to make the Offer in any such jurisdiction and extend the Offer to Shareholders in such jurisdiction. No person has been authorized to give any information or make any representation on behalf of the Purchaser not contained in the Offer, and, if given or made, such information or representation must not be relied upon as having been authorized.
     The Purchaser has filed with the Commission a Schedule 14D-1, together with exhibits, pursuant to Rule 14d-3 of the General Rules and Regulations under the Exchange Act, furnishing certain additional information with respect to the Offer. Such Schedule 14D-1 may be examined and copies may be obtained at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that it will not be available at the regional offices of the Commission).



                                        KUHLMAN ACQUISITION CORP.
November 29, 1995
                                       22

                                                                         Annex A
                        DIRECTORS AND EXECUTIVE OFFICERS
                                OF THE PURCHASER
     The names and titles of the directors and executive officers of the Purchaser and their principal occupations or employments during the last five years are set forth below. The address of each such director and executive officer is 3 Skidaway Village Square, Savannah, Georgia 31411. All directors and officers listed below are citizens of the United States.

                                                   PRESENT PRINCIPAL OCCUPATION
                                                   OR EMPLOYMENT AND FIVE-YEAR
              NAME AND TITLE                            EMPLOYMENT HISTORY
Robert S. Jepson, Jr.                       See description in Annex B.
  Chairman of the Board, Chief
  Executive Officer and Director
Curtis G. Anderson                          See description in Annex B.
  President and Director
Vernon J. Nagel                             See description in Annex B.
  Vice President and Treasurer
Richard A. Walker                           See description in Annex B.
  Secretary
Ward D. Richards                            Mr. Richards, who was elected as Assistant
  Assistant Secretary                       Secretary of the Purchaser on October 1,
                                            1995, has served as Senior Corporate
                                            Attorney of Kuhlman since 1993. From
                                            August 1991 to August 1993, Mr. Richards
                                            served as Corporate Attorney for Kuhlman.
                                            Prior thereto, he was an associate in the
                                            law firm of Wyatt, Tarrant & Combs.
Jeffrey R. Samuels                          Mr. Samuels, who was elected as Assistant
  Assistant Treasurer                       Treasurer of the Purchaser on October 1,
                                            1995, has served as Director of Finance
                                            since May 1993. From April 1989 to May
                                            1993, he was Controller of Burns Aerospace
                                            Corporation.

                                                                         Annex B
                        DIRECTORS AND EXECUTIVE OFFICERS
                                   OF KUHLMAN
     The names and titles of the directors and executive officers of Kuhlman and their principal occupations or employments during the last five years are set forth below. Except as otherwise indicated below, the address of each such director and executive officer is 3 Skidaway Village Square, Savannah, Georgia 31411. All directors and officers listed below are citizens of the United States.

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
Robert S. Jepson, Jr.                                           Mr. Jepson, who was elected President and Chief Executive
  Chairman of the Board, Chief                                  Officer of Kuhlman on February 10, 1993, and Chairman of
  Executive Officer and Director                                the Board on June 9, 1993, founded and was Chairman and
                                                                Chief Executive Officer of The Jepson Corporation from
                                                                1983 until its sale in 1989. The Jepson Corporation was a
                                                                diversified manufacturing company listed on the New York
                                                                Stock Exchange. Immediately preceding his election as
                                                                President and Chief Executive Officer of Kuhlman, Mr.
                                                                Jepson was, and is currently, Chairman and Chief
                                                                Executive Officer of Jepson Associates, Inc., a private
                                                                investment company. He currently serves as a director of
                                                                The Washington Water Power Company and Savannah Foods &
                                                                Industries, Inc.
Curtis G. Anderson                                              Mr. Anderson, who was elected President and Chief
  President, Chief Operating Officer and Director               Operating Officer of Kuhlman on April 26, 1994, and
                                                                director on September 8, 1993, founded and has been,
                                                                since 1986, Chairman of Anderson Capital Corporation, a
                                                                private investment company. Prior thereto, he spent 19
                                                                years in corporate and investment banking, including 14
                                                                years with Citibank and five years with The First
                                                                National Bank of Chicago where he served as Executive
                                                                Vice President, Head of Financial Products Department.
Gary G. Dillon                                                  Mr. Dillon has served as Chairman of the Board, President
  Chairman, President and Chief Executive Officer               and Chief Executive Officer of Schwitzer, Inc. since June
  of Schwitzer, Inc. and Director                               1991, having served as President and Chief Executive
                                                                Officer since April 1989. Prior thereto, he served as
                                                                President and Chief Executive Officer of Household
                                                                Manufacturing, Inc. Mr. Dillon currently serves as a
                                                                director of Household International, Inc.
Vernon J. Nagel                                                 Mr. Nagel joined Kuhlman on April 5, 1993 and was elected
  Executive Vice President of Finance,                          Vice President of Finance, Chief Financial Officer and
  Chief Financial Officer and Treasurer                         Treasurer of Kuhlman on June 9, 1993 and Executive Vice
                                                                President of Finance on February 22, 1994. He was the
                                                                Vice President of Finance, Chief Financial Officer and
                                                                Secretary of Stericycle, Inc. (medical waste management)
                                                                from January 1990 until March 1993. Prior thereto, he
                                                                served as a Vice President of The Jepson Corporation from
                                                                1985 until 1990, including Chief Financial Officer from
                                                                1989 until 1990 and Controller from 1986 until 1989.

                                      B-1

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
Richard A. Walker                                               Mr. Walker has served as an Executive Vice President or
  Executive Vice President, Chief Administrative Officer,       in a similar position with Kuhlman since        1991.
  General Counsel and Secretary                                 From 1984 until April 1991, Mr. Walker served as Vice
                                                                President, General Counsel and Secretary of Kuhlman.
                                                                Prior thereto, he was a partner in the law firm of
                                                                Harness, Dickey & Pierce.
John Zvolensky, Jr.                                             Mr. Zvolensky has served as President and Chief Executive
  President and Chief Executive Officer of                      Officer of Kuhlman Electric Corporation since July 31,
  Kuhlman Electric Corporation                                  1995. From July 1994 until joining Kuhlman Electric, he
                                                                was General Manager and Chief Operating Officer of the
                                                                Greater Cleveland Growth Association. From January 1992
                                                                to September 1993, he was President of WCI Cabinet Group,
                                                                a division of White Consolidated Industries. From 1987 to
                                                                1991, Mr. Zvolensky was President and Chief Executive
                                                                Officer of Emerson Quiet Cool.
William E. Burch                                                Mr. Burch has been a consultant from 1982 to the present
  Director                                                      and currently serves as a director of Atkinson Company.
                                                                From 1984 to 1993, he was counsel to the law firm of
                                                                Lukins & Annis in Spokane, Washington. From 1981 to 1984,
                                                                he served as Vice Chairman of Fred S. James & Co.
                                                                (insurance brokers). From 1975 to 1981, he served that
                                                                company as President and Chief Executive Officer.
Steve Cenko                                                     Mr. Cenko has been a consultant from 1985 to the present.
  Director                                                      From 1980 to 1985 he served as President of Lamb Systems
                                                                Group (engineering, manufacturing and marketing of
                                                                machine tools) and as a director and Executive Vice
                                                                President of Lamb Technicon Corporation (holding
                                                                company).
Alexander W. Dreyfoos, Jr.                                      Mr. Dreyfoos is currently serving as Chairman of the
  Director                                                      Board of Photo Electronics Corporation (broadcasting) and
                                                                WPEC TV (Palm Beach, Florida) and has served continuously
                                                                in those positions since 1963 and 1973, respectively.
William M. Kearns, Jr.                                          Mr. Kearns is currently President of W.M. Kearns & Co.,
  Director                                                      Inc. (private investment company). He was associated with
                                                                Lehman Brothers (investment banking) and its predecessor
                                                                firms for more than 33 years. From 1992 to 1994 he was an
                                                                Advisory Director of Lehman Brothers and from 1969
                                                                through 1992 he was a Managing Director of that firm. He
                                                                also serves as a director of Selective Insurance Group,
                                                                Inc. and Mountasia Entertainment International, Inc.
Robert D. Kilpatrick                                            Mr. Kilpatrick currently serves as a director of United
  Director                                                      Companies Financial Corporation. He retired as Chairman
                                                                of the Board and Chief Executive Officer of CIGNA
                                                                Corporation (insurance) in 1989 and 1988, respectively.
                                                                He served in various executive positions with CIGNA prior
                                                                thereto.
John L. Marcellus, Jr.                                          Mr. Marcellus currently serves as a director of Southern
  Director                                                      Financial Federal Savings Bank. He retired as Chairman,
                                                                President and Chief Executive Officer of Oneida Ltd.
                                                                (tableware manufacturing) in 1986.

                                      B-2

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
George J. Michel, Jr.                                           Mr. Michel has been a private investor and consultant and
  Director                                                      Chairman of Windstar International, Inc. (management
                                                                consulting) from 1990 to the present. Prior to 1990, he
                                                                was Chairman of Stanadyne, Inc. (diversified manufacturer
                                                                of fabricated metal products) from 1985 to 1989 and Chief
                                                                Executive Officer of the same corporation from 1988 to
                                                                1989.
General H. Norman Schwarzkopf                                   General Schwarzkopf currently serves as a director of
  Director                                                      Borg Warner Security Corporation and The Washington Water
                                                                Power Company and is active as an author, lecturer and TV
                                                                consultant. He retired in August 1991 as a Four-Star
                                                                General in the U.S. Army after having served as Commander
                                                                in Chief, United States Central Command, Department of
                                                                Defense, and Commander of Operations Desert Shield and
                                                                Desert Storm.

     Facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and certificates for Shares should be sent or delivered by each Shareholder or such holder's broker, dealer, bank or other nominee to the Depositary at one of its addresses set forth below:
                        The Depositary for the Offer is:
                        HARRIS TRUST COMPANY OF NEW YORK

           By Mail:                            By Courier:                        By Hand:
      Wall Street Station                    77 Water Street                   Receive Window
         P.O. Box 1023                          4th Floor                  77 Water Street, Fifth
 New York, New York 10268-1023          New York, New York 10005                    Floor
                                                                          New York, New York 10005
                                              By Facsimile:
                                             (212) 701-7636
                                             (212) 701-7637
                                   Confirm Facsimile by Telephone to:
                                             (212) 701-7623

     Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your local broker, dealer, commercial bank or trust company for assistance concerning the Offer.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)

                                   EXHIBIT B
                       SUPPLEMENT DATED FEBRUARY 1, 1996
                                       TO
                               OFFER TO PURCHASE

                                                                       EXHIBIT B
 SUPPLEMENT DATED FEBRUARY 1, 1996 TO OFFER TO PURCHASE DATED NOVEMBER 29, 1995
                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
                        IS OFFERING TO PURCHASE FOR CASH
                                       AT
                              $14.00 NET PER SHARE
                 ANY AND ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF
                           COMMUNICATION CABLE, INC.
   THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, FEBRUARY 15, 1996, UNLESS EXTENDED. TENDERS OF SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR THERETO AND, UNLESS THERETOFORE ACCEPTED FOR PAYMENT, AT ANY TIME THEREAFTER. THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, EXCLUDING THE SHARES BENEFICIALLY OWNED BY THE PURCHASER, CONSTITUTES AT LEAST A MAJORITY OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE "MINIMUM TENDER CONDITION") AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE "VOTING RIGHTS CONDITION").
                                   IMPORTANT
     Any holder of Shares desiring to tender all or any portion of such Shares should either (1) complete and sign the Letter of Transmittal accompanying the Offer to Purchase (as defined herein) or a facsimile copy thereof in accordance with the instructions in the Letter of Transmittal and mail or deliver it with such holder's stock certificates, and any other required documents, to the Depositary (or tender such Shares pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase, if such means are available to such holder) or (2) request such holder's broker, dealer, bank or other nominee to effect the transaction for such holder. A holder whose Shares are registered in the name of a broker, dealer, bank or other nominee must contact such broker, dealer, bank or other nominee to tender such Shares.
     Any holder who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer of Shares, may tender such Shares by following the procedure for guaranteed delivery set forth in Section 3 of the Offer to Purchase.
     Questions and requests for assistance or for additional copies of the Offer to Purchase, this Supplement and the Letter of Transmittal may be directed to the Information Agent.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)

TO THE SHAREHOLDERS OF
  COMMUNICATION CABLE, INC.:
     The following information (the "Supplement") amends and supplements the Offer to Purchase dated November 29, 1995 (the "Offer to Purchase") of Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser") and a wholly-owned subsidiary of Kuhlman Corporation ("Kuhlman"). The Purchaser has amended the terms of its offer and is offering to purchase any and all outstanding shares (the "Shares") of common stock, par value $1.00 per share (the "Common Stock"), of Communication Cable, Inc., a North Carolina corporation (the "Company"), at a price of $14.00 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, in this Supplement (which in itself amends and restates the Supplements dated January 17 and 23, 1996 to the Offer to Purchase) and in the Letter of Transmittal accompanying the Offer to Purchase (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer").
     EXCEPT AS OTHERWISE STATED HEREIN, THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL REMAIN APPLICABLE IN ALL RESPECTS TO THE OFFER. TERMS NOT DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE OFFER TO PURCHASE. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE OFFER TO PURCHASE.
     Procedures for accepting the Offer and tendering Shares are set forth in
Section 3 of the Offer to Purchase. Tendering Shareholders should use the Letter of Transmittal previously circulated with the Offer to Purchase. Although the Letter of Transmittal refers to an Offer Price of $12.00 per Share and does not mention this Supplement, by using the Letter of Transmittal to tender their Shares holders will nevertheless receive $14.00 net per Share for each Share validly tendered and not withdrawn and accepted for payment pursuant to the Offer, subject to the terms and conditions of the Offer as amended by this Supplement. Shareholders who have previously validly tendered and not withdrawn their Shares pursuant to the Offer are not required to take any further action in order to receive, subject to the conditions of the Offer, the Offer Price of $14.00 net per Share, if the Shares are accepted for payment and paid for by the Purchaser pursuant to the Offer.
     THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, EXCLUDING THE SHARES BENEFICIALLY OWNED BY THE PURCHASER, CONSTITUTES AT LEAST A MAJORITY OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE MINIMUM TENDER CONDITION) AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE VOTING RIGHTS CONDITION). THE OFFER IS ALSO SUBJECT TO OTHER TERMS AND CONDITIONS CONTAINED IN THE OFFER TO PURCHASE, IN THIS SUPPLEMENT AND IN THE LETTER OF TRANSMITTAL.
     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES FOR ANY MEETING OF THE COMPANY'S SHAREHOLDERS. SUCH SOLICITATIONS ARE BEING MADE PURSUANT TO SEPARATE PROXY MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
     The Offer will expire at 5:00 p.m., New York City time, on Thursday, February 15, 1996, unless extended.
     According to the Company's most recent relevant public disclosure, on January 16, 1996 there were issued and outstanding 2,641,033 Shares, and on that date there were 239,469 Shares reserved for issuance under various Common Stock purchase options. (Kuhlman cannot determine how many options are currently exercisable.) The Company has also disclosed that it has granted to Pentair, Inc. ("Pentair") an option to purchase up to 300,000 shares of Common Stock at $13.50 per share, exercisable until February 22, 1996. Kuhlman Acquisition Corp. owns 315,703 Shares, of which all but 100 Shares have been acquired by purchase from James R. Fore, the Company's President and Chief Executive Officer. Assuming that Pentair exercises its option in full but that no other shares of Common Stock are issued after January 16, 1996 (whether or not issued pursuant to the exercise of options), the Minimum Tender Condition will be satisfied if an aggregate of 1,470,517 Shares are validly tendered into the Offer by the Expiration Date and not withdrawn, with the result that, upon purchase of the tendered Shares, the Purchaser will own at least 1,786,220 Shares. The actual number of Shares that constitutes the Minimum Tender Condition will depend on the Company's capital accounts as they exist when the Offer is consummated. At the close of business on January 30, 1996, 94,252 Shares had been tendered and not withdrawn.
     THE OFFER TO PURCHASE, THIS SUPPLEMENT AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.
                                       2

     1. AMENDED TERMS OF THE OFFER; NUMBER OF SHARES. Upon the terms and subject to the conditions of the Offer, the Purchaser will accept for payment and purchase any and all Shares that are validly tendered and not properly withdrawn on or prior to the Expiration Date (as hereinafter defined). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on Thursday, February 15, 1996, unless the Purchaser, in its sole discretion, shall have extended the period of time for which the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Purchaser, shall expire.
     2. WITHDRAWAL RIGHTS. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, at any time after the Expiration Date.
     3. MARKET FOR COMMON STOCK. On January 31, 1996, the last full day of trading prior to the date of this Supplement, the last sale price for the Common Stock, as reported by NASDAQ, was $14.25 per Share. The high and low closing sale prices per Share, as reported by NASDAQ for the first quarter (through January 31, 1996) of the fiscal year ended October 31, 1996, were $14.50 and $8.50 per Share, respectively. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE SHARES.
     4. CERTAIN INFORMATION CONCERNING THE COMPANY. Set forth below is certain selected financial information for the Company for its fiscal year ended October 31, 1995, as excerpted from the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1995 (the "Company's 1995 10-K"). More comprehensive financial information is included in the Company's 1995 10-K and in other periodic reports and other documents filed by the Company with the Commission. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and related notes contained therein. Such reports and other documents may be examined in, and copies may be obtained from, the offices of the Commission in the manner set forth in the Offer to Purchase.
                           COMMUNICATION CABLE, INC.
                         SELECTED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                             YEAR ENDED
                                                                          OCTOBER 31, 1995
Income Statement Information:
  Net Sales...................................................                $ 56,256
  Net Income..................................................                   2,118
  Net Income Per Share........................................                     .80
                                                                           AT OCTOBER 31,
                                                                                1995
Balance Sheet Information:
  Working Capital.............................................                $ 15,677
  Total Assets................................................                  28,063
  Long-Term Debt..............................................                   2,211
  Stockholders' Equity........................................                  20,193

     The information concerning the Company contained in this Supplement has been taken from or is based upon reports and other documents on file with the Commission or otherwise publicly available. Although the Purchaser has no knowledge that would indicate that any statements contained herein based on such documents and records are untrue, it cannot take responsibility for the accuracy or completeness of the information contained in such reports and other documents or for any failure by the Company to disclose events that may have occurred or may affect the significance or accuracy of any such information but are unknown to the Purchaser.
     5. BACKGROUND OF THE OFFER; CONTACTS WITH THE COMPANY. On November 29, 1995, Kuhlman commenced its tender offer at $12.00 per Share. Subsequently, a representative of the Company contacted an officer of Kuhlman in an attempt to discuss the price of the Offer. Kuhlman responded that it was not interested in negotiating with the Board of Directors of the Company and would not increase the price of the Offer.
                                       3

     Subsequently, the Company announced it had received an indication of interest from a third party, Pentair, to merge at a cash price range of $12 to $13 per Share. Subsequently, counsel for the Company and acquisition counsel for the Purchaser and Kuhlman were in regular contact. Acquisition counsel was informed that Pentair was expected to make a firm written proposal at a January 12, 1996 meeting of the Company's Board of Directors.
     On January 12th, counsel for the Company informed acquisition counsel for the Purchaser and Kuhlman that "discussions" with Pentair had occurred earlier in the day and that a Special Committee of the Board of Directors of the Company (the "Special Committee"), and perhaps the entire Board, would meet during the weekend. In response to questions, counsel for the Company stated that Pentair had made an oral presentation to the Board, that no written proposal had been laid on the table and that no "negotiations" were underway.
     On the afternoon of January 15, 1996, counsel to the Company informed acquisition counsel to the Purchaser and Kuhlman that the Company had begun merger negotiations with Pentair and that the Special Committee was even then on the verge of signing a letter of intent with Pentair. Acquisition counsel to the Purchaser and Kuhlman immediately placed a telephone call to counsel to the Special Committee. When he could not make personal contact, he left an oral message, confirmed by telecopier within minutes in the following letter:
     MOST URGENT
     Gerald Roach, Esq.
     Smith Anderson, et. al.
     Raleigh, North Carolina
     Dear Mr. Roach:
          I am writing to confirm the substance of the message that I left in your office voice mail at approximately 3:25 p.m. today.
          On behalf of Kuhlman Corporation, I hereby request that Communication Cable, Inc. discuss with Kuhlman the proposed terms and conditions of the letter of intent or any other agreement that CCI is negotiating with Pentair before committing to that agreement or any other understanding looking toward a business combination with Pentair. As you know, Kuhlman Corporation has a history of negotiations with CCI relative to a business combination. Kuhlman Corporation has a tender offer pending with an offered price of $12.00 per share. Kuhlman Corporation has reserved the right to increase or decrease the offered price at any time. Kuhlman Corporation is even now a very substantial shareholder of CCI.
          In view of these considerations, the directors of CCI would best serve the interest of the shareholders of CCI by discussing the proposed terms and conditions of the Pentair agreement before committing to that agreement.
                                         Very truly yours,
                                         /s/ Patrick Daugherty
                                         Patrick Daugherty
     The Purchaser and Kuhlman were given no opportunity to discuss the proposed terms and conditions of the Pentair letter of intent before the Company signed it. Instead, in the early evening of January 15, 1996, counsel to the Special Committee informed acquisition counsel to the Purchaser and Kuhlman that Pentair and the Company had signed a letter of intent looking toward a cash merger at a price of $13.00 per Share.
     Later that same evening, acquisition counsel to the Purchaser and Kuhlman informed counsel to the Special Committee that Kuhlman had decided to increase the purchase price for Shares tendered into the Offer to $13 1/16 per Share. Counsel for the Special Committee asked Kuhlman to provide information regarding its financing for the Offer since exhibits filed by Kuhlman with its Offer indicated that there were a number of conditions to Kuhlman's banks' obligations to loan funds for the Offer. Acquisition counsel responded that the bank financing was conventional and appropriate and should be of no concern to the Special Committee. Counsel for the Special Committee commented that Kuhlman's tender offer was "a very bankable deal."
                                       4

     At approximately 8:00 a.m. on January 16, 1996, acquisition counsel to the Purchaser and Kuhlman delivered the following letter to counsel to the Special
Committee:
     Dear Mr. Roach:
          This will confirm the substance of the telephone conversation that I initiated with you last night following my receipt of a copy of the letter of intent signed yesterday afternoon by Pentair, Inc. ("Pentair") with your client, Communication Cable, Inc. ("CCI"), and a copy of CCI's press release announcing the signing of that letter of intent.
          On November 29, 1995, through a wholly-owned subsidiary, Kuhlman Corporation ("Kuhlman") commenced a tender offer for any and all outstanding common shares of CCI at a purchase price of $12.00 per share, net to the seller in cash, upon the terms and conditions stated in an Offer to Purchase and related Letter of Transmittal. In doing so Kuhlman reserved the right at any time or from time to time to amend its tender offer in any respect.
          The letter of intent and press release referred to above stipulate a price of $13.00 per share to be paid to CCI's shareholders in the cash merger contemplated by CCI and Pentair.
          I hereby confirm to you my oral advice that Kuhlman has decided to increase the consideration payable for shares tendered into its offer to $13 1/16 per share.
          I am speaking on behalf of Kuhlman with the intention and expectation of inducing reliance by CCI and CCI's directors, officers and professional advisers, including you. Kuhlman's as-yet-unannounced decision to increase the consideration payable in its tender offer to $13 1/16 per share is irrevocable prior to announcement. Payment of that purchase price (or any other purchase price) will of course be subject to the terms and conditions of the Offer to Purchase and related Letter of Transmittal as the same may be amended.
          In these particular circumstances, Kuhlman demands that CCI's Board of Directors (i) withdraw its support for the merger proposed by Pentair, (ii) refuse to sign a definitive merger agreement with Pentair, (iii) reevaluate Kuhlman's bid (with a view to endorsing that bid) in light of the increase in the purchase price offered by Kuhlman and (iv) instruct CCI's officers, employees and professional advisers immediately to complete, file with the SEC and disseminate to CCI's shareholders the definitive version of the proxy statement relating to the shareholder meeting required by the North Carolina Control Share Acquisition Act. Kuhlman expects CCI's directors to proceed fairly and impartially, endeavoring to maximize shareholder value, in execution of their legal duties.
                                         Very truly yours,
                                         /s/ Patrick Daugherty
                                         Patrick Daugherty
     During the afternoon of January 16, 1996, counsel to the Special Committee informed acquisition counsel to the Purchaser and Kuhlman that the Special Committee was considering the demands enumerated in such letter.
     On January 17, 1996, counsel for the Special Committee wrote to acquisition counsel for the Purchaser and Kuhlman again requesting further information regarding Kuhlman's financing arrangements and conditions to its Offer. The Company agreed to mail its proxy statement in connection with the special meeting of shareholders called for February 16, 1996.
     At approximately 9:00 p.m. on January 18, 1996, counsel to the Special Committee advised acquisition counsel for the Purchaser and Kuhlman that Pentair was understood to be considering a merger offer at $13.50 per Share. Acquisition counsel replied immediately that Kuhlman was "definitely interested" in responding to such a bid and that he believed that Kuhlman would be able to respond immediately. Such counsel indicated that work had begun on a definitive credit agreement and that he believed that Kuhlman was prepared to waive certain conditions of its tender offer. Counsel for the Special Committee informed acquisition counsel for the Purchaser and Kuhlman that time was of the essence and that the issues needed to be addressed immediately. Later in the evening on January 18th, counsel for the Special Committee informed acquisition counsel for the Purchaser and Kuhlman that Pentair had expressed a strong interest in going forward and that Kuhlman would have to increase its price in excess of $13.50 to go forward. Counsel for the Special Committee also addressed again financing issues and other conditions of the Kuhlman offer. Such counsel indicated that the Company wanted to keep the lines of communication open and was willing to consider merger terms with Kuhlman if it chose to proceed on that basis. Acquisition counsel for the Purchaser and Kuhlman responded that he believed that Kuhlman would be able to respond quickly and that Kuhlman would be able to take care of any issues of legitimate concern to the Special Committee. Later, however, acquisition counsel for the Purchaser and Kuhlman called counsel for the Special Committee and indicated that Kuhlman would not be able to respond that night but would be able to respond by Monday and that the response might be that Kuhlman had no
                                       5
further interest or might be a higher offer. Counsel for the Special Committee reiterated that time was of the essence and stated that Kuhlman had known about a competing party for a long period of time.
     At approximately 10:55 a.m. on Friday, January 19, 1996, acquisition counsel to the Purchaser and Kuhlman telephoned counsel to the Special Committee, reiterated Kuhlman's strong interest in responding to a $13.50 bid and indicated that Kuhlman definitely would be in a position to respond on Monday. Acquisition counsel stated that it would be "a mistake" for the Special Committee or the Board to act on a definitive merger agreement before Kuhlman could respond to the merger proposal.
     At approximately 12:30 p.m., counsel to the Special Committee telephoned acquisition counsel and advised him that the Special Committee had decided to give both Pentair and Kuhlman until 12:00 noon on Monday to make their best and final offers.
     At approximately 3:00 p.m. on Friday, January 19, 1996, counsel to the Special Committee telephoned acquisition counsel to the Purchaser and Kuhlman, advised him that Pentair had issued an "ultimatum" requiring the Company to respond by 4:00 p.m. that same day and told him that Kuhlman had one hour to submit its own improved bid. Acquisition counsel replied that the accelerated deadline was unfair and unreasonable and demanded that the Company not respond to Pentair's ultimatum. On several occasions during the remainder of the evening on January 19th, counsel for the Special Committee informed acquisition counsel for the Purchaser and Kuhlman that the Special Committee might act in the near future and that Kuhlman should respond if able to do so. Acquisition counsel for the Purchaser and Kuhlman continually reiterated his request that the Special Committee delay action. Such counsel specifically asked the Special Committee not to sign a definitive merger agreement and not to commit the Company to pay any more fees to Pentair.
     At approximately 5:10 p.m. on January 20, 1996, counsel to the Special Committee reported to acquisition counsel to the Purchaser and Kuhlman in a telephone conversation that the Special Committee and the Board had taken some action, to be announced early Monday morning, at a cost to the Company that would not preclude a response by Kuhlman.
     Counsel to the Special Committee delivered a copy of a definitive merger agreement between the Company and Pentair to acquisition counsel to the Purchaser and Kuhlman on the morning of January 22, 1996, concurrently with the Company's issuance of a press release announcing such agreement.
     Later in the day, acquisition counsel for the Purchaser and Kuhlman informed counsel for the Special Committee that Kuhlman had issued a press release increasing its Offer to $14.00 per Share. Such counsel informed counsel for the Special Committee that Kuhlman believed that the Company's Board of Directors had acted hastily and that Kuhlman had no desire to negotiate with the Board of Directors or Special Committee. Counsel for the Special Committee again inquired about Kuhlman's financing arrangements and other conditions of the Offer. Kuhlman responded to this request in a letter to counsel for the Special Committee dated January 24, 1996 in which Kuhlman stated that its relationships with its lenders are excellent, that financing is not a condition to the offer and that the Special Committee's requests regarding financing arrangements are "immaterial." On January 25, the Special Committee responded, through counsel, that the past due diligence the Company had conducted on Kuhlman's financial condition led the Special Committee to believe that its requests for additional information regarding Kuhlman's financing arrangements for the offer are reasonable and relevant to the Special Committee's deliberations.
     On January 25, 1996, the Company publicly announced that the Special Committee had voted to change its recommendation with respect to the Offer from "rejection" to "no position" in light of Kuhlman's increase in the Offer Price to $14.00 per Share. The Company also announced that the Special Committee was evaluating the terms of the amended tender offer and had requested additional information from Kuhlman, including information with respect to Kuhlman's financing of the tender offer. Such request was made by means of a letter dated and delivered January 24, 1996, which read in pertinent part as follows:
     Patrick Daugherty
     Nelson Mullins Riley & Scarborough, L.L.P.
     NationsBank Corporate Center, Suite 3350
     100 North Tryon Street
     Charlotte, NC 28202-4000
        Re: Communication Cable
     Dear Pat:
          Thank you for your letter dated January 24 responding to the Special Committee's request for additional information to assist it in its evaluation of the amended tender offer.
                                       6

          First, in response to our inquiry regarding Kuhlman's views concerning its rights to decrease the price of the tender offer, you responded that while Kuhlman has the legal right to increase or decrease the price, that Kuhlman has no intention of reducing the price. You also stated that you believed Kuhlman would furnish an irrevocable undertaking not to decrease the price of the tender offer. Such an undertaking would be helpful to the Special Committee in its deliberations and the Special Committee hereby requests that Kuhlman provide one if it is willing to do so.
          Next, with respect to the Special Committee's repeated request for additional information regarding financing arrangements to fund the tender offer, we have noted that Kuhlman considers the financing arrangements immaterial and has chosen not to provide additional information to the Special Committee. While the Special Committee is comfortable that the strength of the CCI financial statements would facilitate financing of an acquisition of CCI, the ability of Kuhlman to finance the tender offer, as opposed to some other party, is an area regarding which the Special Committee would like to receive more information. The Special Committee has been requesting such information from Kuhlman for over one week. You have stated that Kuhlman is highly confident that the bank financing will be there when needed, but no evidence supporting this confidence has been provided. The commitment letters filed with the original Schedule 14D-1 provide that they are conditioned on no material adverse change in the condition of Kuhlman, among other conditions, and we have received no information indicating that the financing commitments are any more firm. If Kuhlman would like to provide additional information, the Special Committee will consider it. Otherwise, we understand that Kuhlman has nothing further to say on the subject.
     *   *   *   *
          As we have indicated on numerous occasions, the Special Committee would like to keep the lines of communication open with Kuhlman and is willing to consider any information Kuhlman wishes to provide to the Special Committee to facilitate evaluation of the tender offer.
                                         Sincerely yours,
                                         SMITH, ANDERSON, BLOUNT, DORSETT,
                                              MITCHELL & JERNIGAN, L.L.P.
                                         By: /s/ Gerald F. Roach
                                           Gerald F. Roach
     At approximately 3:30 p.m. on January 25, 1996, counsel for the Special Committee called and left a message for acquisition counsel for the Purchaser and Kuhlman so that he could give a status report. Counsel to the Special Committee also called and left a voice mail message and a message with acquisition counsel's assistant at approximately 11:15 a.m. that same day indicating that he was responding to a request by acquisition counsel for the Company's audited fiscal 1995 financial statements and other financial information and was otherwise prepared to give a status report and ensure that the lines of communication were open. Counsel to the Special Committee confirmed these messages in a letter to acquisition counsel dated and delivered January 26, 1996.
     Also on January 26, 1996, counsel to the Special Committee referred acquisition counsel, both in writing and on the telephone, to a letter received from an institutional investor complaining about the Board's handling of the corporate control contest. Counsel to the Special Committee expressed concern that materials disseminated by Kuhlman might be misleading and reiterated an earlier request that they be corrected. Acquisition counsel informed counsel to the Special Committee that he believed that Kuhlman had had no contact with the particular institutional investor and stated that the request for additional disclosure was being considered.
     On the evening of January 26, 1996, acquisition counsel to the Purchaser and Kuhlman called counsel to the Special Committee. He advised such counsel that Kuhlman had instructed its Banks to have sufficient funds on deposit at the Expiration Date to purchase all of the Shares, including shares presently underlying options. He further advised such counsel that Kuhlman's Banks were proceeding to execute that instruction by amending Kuhlman's existing bank credit agreement. Acquisition counsel also requested certain financial information, which the Company delivered on January 29, 1996.
                                       7

     The following letter also was delivered on January 29th:
     Patrick Daugherty
     Nelson Mullins Riley & Scarborough, L.L.P.
     NationsBank Corporate Center, Suite 3350
     100 North Tryon Street
     Charlotte, NC 28202-4000
               Re: Communication Cable, Inc.
     Dear Mr. Daugherty:
          The Special Committee of the Board of Directors of CCI is in the process of considering a supplement to the CCI proxy statement in connection with the February 16 shareholder meeting regarding Kuhlman's voting rights. The Special Committee is considering whether it may be in the best interest of CCI shareholders to postpone that meeting. Before making a decision on that issue, we want to determine whether Kuhlman believes that a postponement for a short period of time would be in order. Please let me know Kuhlman's position regarding this matter as soon as possible.
          If the meeting is not postponed, CCI will want to proceed to supplement the proxy statement as soon as possible to reflect changes which have occurred since the date of the original proxy statement. In connection with that supplement and CCI's ongoing consideration of amendments to
     Schedule 14D-9, we request information from Kuhlman on the following matters no later than the morning of January 31, 1996:
          1. We previously have requested an irrevocable undertaking from Kuhlman that it would not decrease the tender offer price below $14 per share. Please inform us whether this undertaking will be provided.
          2. On Friday, you indicated that Kuhlman had instructed its banks to have sufficient funds on hand to accept the tender and that the banks were proceeding to comply with Kuhlman's instructions. You indicated that these arrangements were outside of the commitment letters previously filed with Kuhlman's tender offer. Please provide us with the details of these arrangements, including confirmation from the appropriate financial institutions. Also, please inform us whether Kuhlman's current financing is adequate to purchase all of CCI's shares. If this information is filed by Kuhlman as an amendment to Schedule 14D-1, we request that we receive a copy of such filing contemporaneously with it being filed with the SEC.
          3. Our reading of Kuhlman's tender offer is that Kuhlman must accept all shares tendered if it accepts any shares tendered. Please confirm to us whether Kuhlman concurs with this construction.
          4. Please furnish an irrevocable undertaking that Kuhlman will not subsequently pay less for non-tendered shares than paid for tendered shares in the event that less than all shares are tendered. It is our understanding from the terms of the tender offer that Kuhlman reserved the right to pay less for non-tendered shares than for tendered shares, although the offer points out that there are several protective provisions which may make it difficult to do so. In order to evaluate the tender offer, the Special Committee needs to know whether all shareholders are assured of receiving at least the tender offer price.
          Thank you for your consideration of these requests. We look forward to receiving your reply by the morning of January 31, 1996.
                                         Sincerely yours,
                                         SMITH, ANDERSON, BLOUNT, DORSETT,
                                              MITCHELL & JERNIGAN, L.L.P.
                                         By: /s/ Gerald F. Roach
                                           Gerald F. Roach
                                       8

     Kuhlman honored the Special Committee's request by authorizing delivery of the following letter at approximately 10:00 a.m. on January 31, 1996:
     Gerald F. Roach, Esq.
     Smith, Anderson, Blount, Dorsett,
       Mitchell & Jernigan, L.L.P.
     2500 First Union Capitol Center
     Raleigh, North Carolina 27602-2611
     Dear Mr. Roach:
          I am writing on behalf of Kuhlman Corporation to answer the questions raised in your letter of January 29th and by telephone with me yesterday.
          IN RESPONSE TO THE SPECIAL COMMITTEE'S REQUEST FOR KUHLMAN'S VIEWS ABOUT A POSSIBLE POSTPONEMENT OF THE SHAREHOLDERS' MEETING CALLED TO DECIDE THE VOTING RIGHTS PROPOSAL: The February 16th special meeting should be held on schedule as properly called under the law. We feel strongly that it is in the best interests of the shareholders to proceed with the special meeting as planned. Further postponement would not help the shareholders. The Special Committee has been considering a business combination with Kuhlman since mid-1994. The time has come for the shareholders to decide. Kuhlman will be at the special meeting on February 16th.
          IN RESPONSE TO PARAGRAPH NUMBER 1 OF YOUR LETTER: Although Kuhlman has the right to decrease the price offered in its tender offer, Kuhlman does not expect to do so.
          IN RESPONSE TO PARAGRAPH NUMBER 2 OF YOUR LETTER: Kuhlman has instructed its banks to amend the existing credit agreement as quickly as possible to increase its borrowing capacity thereunder to an amount sufficient to fully fund the purchase of all outstanding CCI shares on February 15th. These arrangements are not "outside of" the commitment letters but are in fact the arrangements contemplated by the commitment letters. All that has changed is the TIMING of the credit agreement amendment: Kuhlman has instructed its banks to amend the credit agreement now, and the banks are agreeable. In fact, the availability of financing never was a condition of Kuhlman's tender offer. Financing is not an "issue" at all. Kuhlman is deeply disappointed that the Special Committee has decided to focus on a non-issue rather than focus on the real issues--price and the timing of payment.
          IN RESPONSE TO PARAGRAPH NUMBER 3 OF YOUR LETTER: Kuhlman agrees with your construction of its Offer to Purchase. Kuhlman will honor every promise made in its Offer to Purchase.
          IN RESPONSE TO PARAGRAPH NUMBER 4 OF YOUR LETTER: Kuhlman declines the Special Committee's request for an undertaking not to pay less for non-tendered shares than it pays for tendered shares in the event that less than all shares are tendered. Kuhlman hopes that all shares will be tendered.
          IN RESPONSE TO YOUR ORAL REQUEST THAT KUHLMAN STATE THE TERMS UPON WHICH IT WOULD BE WILLING TO SIGN A MERGER AGREEMENT WITH CCI OR, IF THERE ARE NO SUCH TERMS, STATE WHY THAT IS THE CASE: Kuhlman does not propose to merge with CCI on ANY terms. The reason for this decision is Kuhlman's judgment, based on two years of prior experience with CCI, that it would simply take too long to negotiate and document a merger agreement, prepare and process a proxy statement, obtain shareholder approval and complete a merger transaction. By completing its tender offer in mid-February, Kuhlman can pay CCI's shareholders much faster than anyone possibly could in a merger.
          We continue to be amazed that the Special Committee will not recommend to CCI's shareholders the highest cash offer for their shares, particularly since that offer will result in the earliest possible payment to them. We would appreciate a cogent explanation.
                                         Very truly yours,
                                         /s/ Patrick Daugherty
                                         Patrick Daugherty
     As this Supplement went to press, counsel to the Special Committee responded to acquisition counsel's letter of January 31st with a letter of his own that sought to clarify the concerns of the Special Committee regarding financing. Kuhlman continues to believe that the Special Committee's avowed "concerns" about financing are immaterial to shareholders. Any other contact, negotiation or transaction among the Purchaser, Kuhlman and the Company, if and to the extent material to a shareholder's decision to buy, sell or hold Shares, will be disclosed publicly by prompt filing with the Commission of an amendment to the Schedule 14D-1. Such an amendment could be examined in, and copies could be obtained from, the offices
                                       9
of the Commission in the manner set forth in the Offer to Purchase. SHAREHOLDERS ARE URGED TO MONITOR CORPORATE ANNOUNCEMENTS WHILE THE OFFER IS PENDING.
     6. THE STOCK OPTION AGREEMENT. On January 2, 1996, Kuhlman exercised its option to acquire all 315,603 of Mr. Fore's Shares at a purchase price of $12.00 per Share.
     7. SOURCE AND AMOUNT OF FUNDS. The Purchaser has purchased all 315,603 Shares subject to the Stock Option Agreement at an aggregate purchase price of $3,787,236. If all of the remaining Shares subject to the Offer (including Shares underlying outstanding options) are tendered into the Offer and accepted for purchase, then the total amount of funds required by the Purchaser to purchase such Shares pursuant to the Offer and to pay related fees and expenses would be approximately $41 million. The Purchaser expects to obtain all funds needed to consummate the Offer by means of capital contributions made by Kuhlman to the Purchaser. Kuhlman plans to use funds available in its cash accounts, together with borrowings from its Banks, to make capital contributions in an amount sufficient to consummate the Offer.
     Effective January 31, 1996, the Banks extended the terms of their Commitment Letters through March 15, 1996. All other terms and conditions of the Commitment Letters remain in full force and effect, except that the purchase price for the Acquisition (as defined therein) is not to exceed $46 million. Kuhlman has instructed the Banks to amend Kuhlman's existing bank credit agreement so that Kuhlman will have access to sufficient funds on deposit at the Expiration Date to purchase all of the Shares, and the Banks are proceeding to execute that instruction. At the time of printing this Supplement, the parties were documenting an amendment to Kuhlman's existing bank credit agreement that would expand Kuhlman's borrowing ceiling and thereby comply with Kuhlman's instruction to the Banks. When such amendment is executed, a copy will be filed as an exhibit to an amendment to the Schedule 14D-1. Such exhibit could be examined in, and copies could be obtained from, the offices of the Commission in the manner set forth in the Offer to Purchase. SHAREHOLDERS ARE URGED TO MONITOR CORPORATE ANNOUNCEMENTS WHILE THE OFFER IS PENDING.
     8. CERTAIN CONDITIONS OF THE OFFER. With the purpose and effect of waiving all conditions of the Offer to Purchase insofar as they relate to the Company's disclosed dealings to date with Pentair, the Purchaser hereby waives conditions
(a), (f) and (g), as stated in Section 15 of the Offer to Purchase, as they relate to all negotiations, agreements and other circumstances relating to Pentair's interest in the Company, as summarized in the introduction to this Supplement and in Section 5 hereof, to the extent that such negotiations, agreements and other circumstances have been disclosed in reports and schedules filed by the Company with the Commission.
     9. CERTAIN LEGAL MATTERS. On December 13, 1995, the FTC ordered early termination, effective that same day, of the waiting period under the HSR Act and the HSR Rules with respect to the proposed acquisition of the Shares.
                                        KUHLMAN ACQUISITION CORP.
February 1, 1996
                                       10

     Facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and certificates for Shares should be sent or delivered by each Shareholder or such holder's broker, dealer, bank or other nominee to the Depositary at one of its addresses set forth below:
                        The Depositary for the Offer is:
                        HARRIS TRUST COMPANY OF NEW YORK

           By Mail:                              By Courier:                        By Hand:
      Wall Street Station                      77 Water Street                   Receive Window
         P.O. Box 1023                            4th Floor                  77 Water Street, Fifth
 New York, New York 10268-1023            New York, New York 10005                    Floor
                                                                            New York, New York 10005
                                                By Facsimile:
                                               (212) 701-7636
                                               (212) 701-7637
                                     Confirm Facsimile by Telephone to:
                                               (212) 701-7623

     Any questions or requests for assistance or additional copies of the Offer to Purchase, this Supplement and the Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your local broker, dealer, commercial bank or trust company for assistance concerning the Offer.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)

                                   EXHIBIT C
                             LETTER OF TRANSMITTAL

                                                                       EXHIBIT C
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                           COMMUNICATION CABLE, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 29, 1995
                                       BY
                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
        NEW YORK CITY TIME, ON MONDAY, JANUARY 22, 1996, UNLESS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

                BY MAIL:                                BY COURIER:                                 BY HAND:
          WALL STREET STATION                         77 WATER STREET                            RECEIVE WINDOW
             P. O. BOX 1023                              4TH FLOOR                        77 WATER STREET, FIFTH FLOOR
     NEW YORK, NEW YORK 10268-1023                NEW YORK, NEW YORK 10005                  NEW YORK, NEW YORK 10005
                                                       BY FACSIMILE:
                                                       (212) 701-7636
                                                       (212) 701-7637
                                             CONFIRM FACSIMILE BY TELEPHONE TO:
                                                       (212) 701-7623

     Delivery of this instrument to an address other than as set forth above, or transmission via a facsimile number other than as listed above, will not constitute a valid delivery.
     This Letter of Transmittal is to be completed by holders of Shares ("Shareholders" or "holders") either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by Harris Trust Company of New York (the "Depositary") at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Each of DTC, MSTC and PDTC is a "Book-Entry Transfer Facility"; collectively, they are the "Book-Entry Transfer Facilities." Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Shareholders other than Book-Entry Shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.
[  ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
     Check Box of Applicable Book-Entry Transfer Facility:
     [ ] DTC     [ ] MSTC     [ ] PDTC
     Account Number
     Transaction Code Number
[  ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
     Name(s) of Registered Owner(s)
     Date of Execution of Notice of Guaranteed Delivery
     Name of Eligible Institution that Guaranteed Delivery
     If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
     [ ] DTC     [ ] MSTC     [ ] PDTC
     Account Number                         Transaction Code Number

                                                   DESCRIPTION OF SHARES TENDERED
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                CERTIFICATE(S) TENDERED
                       (PLEASE FILL IN, IF BLANK)                                   (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                                                 TOTAL NUMBER
                                                                                                  OF SHARES           NUMBER OF
                                                                             CERTIFICATE        REPRESENTED BY          SHARES
                                                                               NO(S).*         CERTIFICATE(S)*        TENDERED**
                                                                                TOTAL SHARES
 *  Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

Ladies and Gentlemen:
     The undersigned hereby tenders to Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser") and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation, the above-described shares (the "Shares") of common stock, par value $1.00 per share (the "Common Stock"), of Communication Cable, Inc., a North Carolina corporation (the "Company"), pursuant to the Purchaser's offer to purchase any and all outstanding Shares at a price of $12.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal. The Offer to Purchase and this Letter of Transmittal together constitute the "Offer." The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or other affiliates the right to purchase Shares tendered pursuant to the Offer.
     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 29, 1995 (the "Offer Commencement Date")) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and any such other Shares or securities), or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, or both, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.
     The undersigned hereby irrevocably appoints Robert S. Jepson, Jr., Curtis
G. Anderson, Vernon J. Nagel and Richard A. Walker, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time of such vote or action (and any and all other Shares or securities issued or issuable in respect thereof on or after the Offer Commencement Date), which the undersigned may be entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. A tendering Shareholder will retain the voting rights (and other rights) associated with such holder's Shares upon tendering such Shares in response to this Offer and at all times thereafter unless and until such Shares are accepted for payment. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities), and no subsequent proxies will be given with respect thereto by the undersigned. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated above and in the Offer to Purchase, this tender is irrevocable.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Shares or other securities issued or issuable in respect thereof on or after the Offer Commencement Date) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Shares or other securities issued or issuable in respect of such Shares on or after the Offer Commencement Date).
     The undersigned understands that the Purchaser's acceptance for payment of Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.
     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if such Purchaser does not accept for payment any of the Shares so tendered.
                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)
      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.
 Issue check and/or certificates to:
 Name
                                 (PLEASE PRINT)
 Address

                               (INCLUDE ZIP CODE)

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)
     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.
 Send check and/or certificates to:
 Name
                                  PLEASE PRINT
 Address

                               (INCLUDE ZIP CODE)

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   SIGN HERE

                     (SIGNATURE(S) OF HOLDER(S) OF SHARES)
 Dated                                              , 199
 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of corporation(s) or other(s) acting in a fiduciary or representative capacity, then please set forth full title(s) and see Instruction 5.)
 Name(s)

                                 (PLEASE PRINT)
 Capacity (Full Title)
 Address

                              (INCLUDING ZIP CODE)
 Area Code and Telephone Number
 Taxpayer Identification or Social Security No.
                      (COMPLETE SUBSTITUTE W-9 ON REVERSE)
                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
 Authorized Signature
 Name
 Name of Firm
 Address

                              (INCLUDING ZIP CODE)
 Area Code and Telephone Number
 Dated                                              , 199
                                  INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer
     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution in a recognized Medallion Guarantee Program (an "Eligible Institution"). An Eligible Institution means a firm or any other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association. A verification by a notary public is not acceptable. Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Share certificates submitted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal. See Instruction 5.
     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by Shareholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all Shares tendered physically, or confirmation of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, as well as a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary by the Expiration Date and (iii) the certificates for all Shares (or confirmation of book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.
     The method of delivery of Shares and all other required documents is at the option and risk of the tendering Shareholder. If sent by mail, the use of registered mail with return receipt requested, properly insured, is recommended.
     No alternative, conditional or contingent tenders will be accepted. All tendering Shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.
     4. PARTIAL TENDERS. This Instruction 4 is applicable to Certificate Shareholders only. If fewer than all of the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
     5. SIGNATURES ON LETTER OF TRANSMITTAL, POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, then the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     If any of the Shares tendered hereby are owned of record by two or more joint owners, then all such owners must sign this Letter of Transmittal.
     If any tendered Shares are registered in different names on several certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, then such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.
     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate powers of attorney are required unless payment is, or certificates for Shares not tendered or purchased are, to be issued to a person other than the registered owner(s). Signatures on such certificates or powers of attorney must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, then the certificates must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or powers of attorney must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. The Purchaser will pay any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates for Shares listed in this Letter of Transmittal.
     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is, and/or certificates for unpurchased Shares are, to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, then the appropriate boxes on this Letter of Transmittal should be completed.
     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.
     9. SUBSTITUTE FORM W-9. The tendering Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. Failure to provide the information on the form may subject the tendering Shareholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, then the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.
     Important: This Letter of Transmittal (or a manually executed facsimile copy thereof), together with certificates or confirmation of book-entry transfer and all other required documents or the Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).
                           IMPORTANT TAX INFORMATION
     Under federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, then the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, then the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.
     Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit to the Depositary a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary or the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.
     If backup withholding applies, then the Depositary is required to withhold 31% of any payments made to the Shareholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If withholding results in an overpayment of taxes, then a refund may be obtained from the Internal Revenue Service. PURPOSE OF SUBSTITUTE FORM W-9
     In order to prevent backup withholding on payments made to a Shareholder or other payee with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of such holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the Shareholder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Shareholder that such holder is no longer subject to backup withholding.
 WHAT NUMBER TO GIVE THE DEPOSITARY
     The Shareholder is required to give the Depositary the social security number or employer identification number of the record owner of such holder's Shares. If such Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  PAYER'S NAME:    HARRIS TRUST COMPANY OF NEW YORK
                                 PART 1 -- Please provide your TIN in the box at
                                 right and
                                                                                      Social Security Number(s) or Employer
                                 certify by signing and dating below.               Identification Number(s)
  SUBSTITUTE
  FORMW-9
  Department of the Treasury
                                 PART 2 -- CERTIFICATES -- Under penalties of perjury, I certify that:
                                 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and
                                 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)
  Internal Revenue Service       I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup
  PAYER'S REQUEST FOR            withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
  TAXPAYER                       notified me that I am no longer subject to backup withholding.
  IDENTIFICATION
                                 CERTIFICATION INSTRUCTIONS -- You must cross out Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or
  NUMBER (TIN)                   dividends on your tax return.
                                 SIGNATURE                                          PART 3 --
                                 DATE                         , 199                 Awaiting TIN  [  ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
 Signature                              Date                               , 199

     Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)